                                                               EXECUTION VERSION

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of July 31, 2007
(this "Agreement"), is entered into between Merrill Lynch Mortgage Lending, Inc.
(the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement, dated as of August 1, 2007 (the "Pooling and Servicing
Agreement"), among the Purchaser as depositor, KeyCorp Real Estate Capital
Markets, Inc. and Wells Fargo Bank, National Association ("Wells Fargo") as
master servicers (each, in such capacity, a "Master Servicer"), Centerline
Servicing Inc. as special servicer (the "Special Servicer"), U.S. Bank National
Association as trustee (the "Trustee"), Wells Fargo as certificate administrator and LaSalle Bank National Association as custodian (in such capacities, the
"Certificate Administrator" and "Custodian", respectively). Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            The Purchaser has entered into an Underwriting Agreement, dated as of July 31, 2007 (the "Underwriting Agreement"), with Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("Merrill Lynch") for itself and as representative of Goldman, Sachs & Co. ("Goldman Sachs") and Morgan Stanley & Co. Incorporated
("Morgan Stanley"; Merrill Lynch, Goldman Sachs and Morgan Stanley,
collectively, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the "Publicly-Offered
Certificates"). The Purchaser has also entered into a Certificate Purchase
Agreement, dated as of July 31, 2007 (the "Certificate Purchase Agreement"),
with Merrill Lynch (in such capacity, the "Initial Purchaser"), whereby the
Purchaser will sell to the Initial Purchaser all of the remaining Certificates
(such Certificates, the "Private Certificates").

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1.  Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $1,768,411,742 (the "MLML Mortgage Loan
Balance") (subject to a variance of plus or minus

5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The MLML Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance of $4,050,224,261
(subject to a variance of plus or minus 5%). The purchase and sale of the
Mortgage Loans shall take place on August 16, 2007 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date").
The consideration (the "Purchase Consideration") for the Mortgage Loans shall be equal to (i) 97.8331% of the MLML Mortgage Loan Balance as of the Cut-off Date,
plus (ii) $4,462,309.11, which amount represents the amount of interest accrued on the MLML Mortgage Loan Balance, as agreed to by the Seller and the Purchaser.
The Purchase Consideration may be subsequently adjusted pursuant to the Letter
Agreement referred to below.

            The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2.  Conveyance of Mortgage Loans.

            (a)   Effective as of the Closing Date, subject only to the Seller's receipt of the Purchase Consideration (without regard to any adjustment thereto pursuant to the Letter Agreement) and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, the sub-servicing agreements permitted thereunder and the Servicing Rights Purchase Agreement (as defined in
Section 6(a)(iii) hereof)), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

      The Seller hereby covenants and agrees that the sale of the Mortgage Loans by the Seller is not subject to, and shall not be limited by, the letter agreement (the "Letter Agreement") entered into by the Seller and Merrill Lynch with respect to certain classes of the Certificates, and that the Seller shall have no claim against the Mortgage Loans as a result of its entering into the
Letter Agreement.

            (b)   The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

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            (c)   The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Custodian (i) on or before the Closing Date, the documents and instruments specified below with respect to each Mortgage Loan that are Specially Designated Mortgage Loan Documents and
(ii) on or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated
Mortgage Loan Documents with respect to each Mortgage Loan (the documents and instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File"). All Mortgage Files so delivered will be held by the Custodian in escrow for the benefit of the Seller at all times prior to the Closing Date. The Mortgage File with respect to each Mortgage Loan that is a
Serviced Trust Mortgage Loan shall contain the following documents:

                  (i)       (A) the original executed Mortgage Note for the
      subject Mortgage Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of U.S. Bank National Association, as Trustee for the registered holders of Merrill Lynch Mortgage Trust 2007-C1, Commercial
      Mortgage Pass-Through Certificates, Series 2007-C1, or in blank, and (B)
      in the case of a Loan Combination, a copy of the executed Mortgage Note for each related Non-Trust Loan;

                  (ii)      an original or copy of the Mortgage, together with
      originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office)
      with evidence of recording indicated thereon or certified by the applicable recording office or, in the case of a MERS Mortgage Loan (as defined below), an original or a copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office, with language noting the presence of the MIN (as defined below) of such
      Mortgage Loan and language indicating that such Mortgage Loan is a MERS
      Mortgage Loan;

                  (iii)     an original or copy of any related Assignment of
      Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office)
      with evidence of recording indicated thereon or certified by the applicable recording office or, in the case of a MERS Mortgage Loan, an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case with evidence of recording indicated thereon or certified by the applicable recording office, with language noting the presence of the MIN of such Mortgage Loan and language indicating that such Mortgage Loan is a MERS Mortgage Loan;

                  (iv)      an original executed assignment, in recordable form
      (except for completion of the assignee's name and address (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for

                                        3

      recording), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the subject Mortgage Loan otherwise included in the Mortgage File, in favor of U.S. Bank National Association, as
      Trustee for the registered holders of Merrill Lynch Mortgage Trust
      2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1
      (or, in the case of a Loan Combination, in favor of U.S. Bank National
      Association, as Trustee for the registered holders of Merrill Lynch
      Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates,
      Series 2007-C1, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank or, in the case of a MERS Mortgage Loan, evidence from MERS indicating the Trustee's ownership of such Mortgage Loan on the MERS(R) System and the Trustee as the beneficiary of the assignment(s) of (x) the Mortgage, (y) any related
      Assignment of Leases (if such item is a document separate from the
      Mortgage) and (z) any other recorded document relating to such Mortgage
      Loan otherwise included in the Mortgage File;

                  (v)       an original assignment of all unrecorded documents
      relating to the Mortgage Loan (to the extent not already assigned pursuant to clause (iv) above) in favor of U.S. Bank National Association, as
      Trustee for the registered holders of Merrill Lynch Mortgage Trust
      2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1
      (or, in the case of a Loan Combination, in favor of U.S. Bank National
      Association, as Trustee for the registered holders of Merrill Lynch
      Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates,
      Series 2007-C1, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank or, in the case of a MERS Mortgage Loan (to the extent not already evidenced pursuant to clause (iv) above), evidence from MERS indicating the Trustee's ownership of the Mortgage Loan on the MERS(R) System and the Trustee as beneficiary of the assignment(s) of unrecorded documents related to the Mortgage Loan;

                  (vi)      originals or copies of any consolidation,
      assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

                  (vii)     the original or a copy of the policy or certificate
      of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

                  (viii)    any filed copies or other evidence of filing of any
      prior UCC Financing Statements in favor of the originator of the subject
      Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing
      Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of U.S. Bank National Association, as
      Trustee for the

                                        4

      registered holders of Merrill Lynch Mortgage Trust 2007-C1, Commercial
      Mortgage Pass-Through Certificates, Series 2007-C1, as assignee (or, in the case of a Loan Combination, in favor of U.S. Bank National
      Association, as Trustee for the registered holders of Merrill Lynch
      Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates,
      Series 2007-C1, and in its capacity as lead lender on behalf of the holder of the related Non-Trust Loan(s)), or in blank or, in the case of a MERS
      Mortgage Loan, evidence from MERS indicating the Trustee's ownership of such Mortgage Loan on the MERS(R) System and the Trustee as the
      beneficiary of any effective UCC Financing Statement in favor of the
      Seller on record with the applicable public office for UCC Financing
      Statements;

                  (ix)      an original or a copy of any Ground Lease, guaranty
      or ground lessor estoppel;

                  (x)       an original or a copy of any intercreditor agreement
      relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

                  (xi)      an original or a copy of any loan agreement, any
      escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit
      (which letter of credit shall not be delivered in original form to the
      Custodian, but rather to the applicable Master Servicer), in each case relating to the subject Mortgage Loan;

                  (xii)     with respect to a Mortgage Loan secured by a
      hospitality property, a signed copy of any franchise agreement and/or franchisor comfort letter; and

                  (xiii)    if such Trust Mortgage Loan is part of a Loan
      Combination, an original or a copy of the related Loan Combination
      Co-Lender Agreement.

            The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

            For purposes of this Section 2(c):

            "MERS" means Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

            "MERS Mortgage Loan" means any Mortgage Loan registered with MERS on the MERS(R) System, as to which MERS is acting as mortgagee, solely as nominee for the Seller and its successors and assigns, which Mortgage Loans are identified on Schedule III hereto.

            "MERS(R) System" means the system of recording transfers of mortgages electronically maintained by MERS.

            "MIN" means the mortgage identification number on the MERS(R) System for any MERS Mortgage Loan.

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            (d)   The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 180 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC
Financing Statement to the Custodian) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of
Assignment of Leases and any other recordable documents relating to each such
Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of
"Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Custodian following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Custodian following filing; provided that, in those instances where the public recording office retains the original assignment of
Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the
Custodian (or, if the Mortgage Loan is then no longer subject to the Pooling and
Servicing Agreement, to the then holder of such Mortgage Loan).

            The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Custodian in connection with any such recording, filing or delivery performed by the Custodian at the Seller's request and the fees of the
Recording/Filing Agent.

            If, on the Closing Date as to any MERS Mortgage Loan, the Seller
does not deliver written evidence of the Trustee's ownership of such Mortgage
Loan on the MERS(R) System showing the Trustee as a beneficiary of the assignment referred to in each of clause (iv) and (v) of the definition of
"Mortgage File" or the UCC Financing Statements referred to in clause (viii) of the definition of "Mortgage File", the Seller may satisfy the delivery requirements of this Agreement and Section 2.01(b) of the Pooling and Servicing
Agreement by delivering such evidence of ownership within 90 days following the
Closing Date; provided that, during such time, the Seller shall execute any documents requested by the Master Servicer or the Special Servicer with respect to such MERS Mortgage Loan that, in the reasonable discretion of the Master
Servicer or the Special Servicer (exercised in accordance with the Servicing
Standard), are necessary to evidence the Trustee's ownership of, or are otherwise required for an immediate servicing need with respect to, such
Mortgage Loan.

            (e)   All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the applicable Master Servicer in connection with its duties under the
Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the
Mortgage

                                        6

Loans, shall be delivered or caused to be delivered by the Seller to the applicable Master Servicer (or, at the direction of such Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

            The Seller agrees to use reasonable efforts to deliver to the
Custodian, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Custodian or any other person because the delivery of the mortgage loan checklist is being provided to the Custodian solely for its administrative convenience.

            (f)   The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

            SECTION 3.  Representations, Warranties and Covenants of Seller.

            (a)   The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                  (i)       The Seller is a corporation duly organized, validly
      existing and in good standing under the laws of the State of Delaware and the Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

                  (ii)      This Agreement has been duly and validly authorized,
      executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and
      (assuming the due authorization, execution and delivery hereof by the
      Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (iii)     The execution and delivery of this Agreement by the
      Seller and the Seller's performance and compliance with the terms of this
      Agreement will not (A) violate the Seller's certificate of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default)
      under, or result in the breach of, any material contract, agreement or other

                                        7

      instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

                  (iv)      The Seller is not in default with respect to any
      order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition
      (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

                  (v)       The Seller is not a party to or bound by any
      agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this
      Agreement or the performance by the Seller of its obligations under this
      Agreement (except to the extent such consent has been obtained).

                  (vi)      No consent, approval, authorization or order of any
      court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

                  (vii)     None of the sale of the Mortgage Loans by the
      Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this
      Agreement or materially impair the ability of the Purchaser to realize on the Mortgage Loans.

                  (viii)    There is no action, suit, proceeding or
      investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

                  (ix)      Under generally accepted accounting principles
      ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage
      Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the

                                        8

      Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the
      Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

                  (x)       The Prospectus Supplement contains all the
      information that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage Loans, the related Mortgagors and the related Mortgaged
      Properties pursuant to Regulation AB. For purpose of this Agreement,
      "Regulation AB" shall mean Subpart 229.1100 - Asset-Backed Securities
      (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed
      Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506-1,631
      (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            (b)   The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

            (c)   If the Seller receives written notice of a Document Defect or a Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the
REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or
Breach, provided the Seller receives such notice in a timely manner), if such
Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected
Mortgage Loan (which, for the purposes of this clause (i), shall include an REO
Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing
Agreement) not later than the end of such 90-day period or (ii) substitute a
Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the
Closing Date) and pay the applicable Master Servicer for deposit into its
Collection Account any Substitution Shortfall Amount in connection therewith;
provided, however, that, unless the Document Defect or Breach would cause the
Mortgage Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or
Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution,

                                        9

shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Certificate Administrator setting forth the reason(s) such
Document Defect or Breach is not capable of being cured within the initial
90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to the Specially
Designated Mortgage Loan Documents) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the Document
Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the Mortgage
Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate servicing obligations.

            A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan
Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected
Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans, determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed
Loan determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller;
provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan
(that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any
Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to the delivery by the Seller to the Certificate Administrator, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a
REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC
Provisions. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document
Defect or Breach exists or to repurchase or substitute for all of the Crossed
Loans in the related Crossed Loan

                                       10

Group. All documentation relating to the termination of the
cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach known to the Seller that existed as of the Closing Date, the Seller shall provide, once every 90 days, the officer's certificate to the Certificate Administrator described above as to the reason(s)
such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein (subject to the second and third provisos in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan (for the avoidance of doubt, the foregoing two-year period shall not be deemed to be a time limitation on the
Seller's right to cure a Document Defect or Breach as set forth in this Section
3). The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Custodian not later than the
180th day following the Closing Date.

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this
Section 3(c) while the Trustee continues to hold any other Crossed Loans in such
Crossed Loan Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective
Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the Crossed Loan(s) held thereby.

            If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other mutually agreed upon accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such
Crossed Loans in accordance with the Mortgage Loan documents, or, if the related
Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Certificate
Administrator an Opinion of Counsel that such modification shall not cause an
Adverse REMIC Event.

            For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may

                                       11

only be foreclosed upon by exercise of cross-collateralization provisions of such Mortgage Loans.

            Notwithstanding any of the foregoing provisions of this Section
3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and, to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee, the
Certificate Administrator, the Custodian or the Trust Fund in connection with such release, (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) each
Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the
Certificates rated by it to be qualified, downgraded or withdrawn.

            The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the applicable Master Servicer or the
Special Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the
Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

            (d)   In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the applicable Purchase
Price (as defined in the Pooling and Servicing Agreement) or Substitution
Shortfall Amount(s), as applicable, in the applicable Master Servicer's
Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian

                                       12

and the applicable Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the applicable Master Servicer and the Special Servicer shall each tender to the
Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage
Loan possessed by it, and (iii) the applicable Master Servicer and the Special
Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

            At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Custodian and certify that the substitute Mortgage
Loan is a Qualified Substitute Mortgage Loan.

            No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute
Mortgage Loan for a deleted Mortgage Loan shall be permitted under this
Agreement if, after such substitution, the aggregate of the Stated Principal
Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

            (e)   This Section 3 provides the sole remedies available to the
Purchaser, the Certificateholders, or the Trustee (on whose behalf the
Certificate Administrator may act) on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any
representation or warranty set forth in or required to be made pursuant to this
Section 3.

            (f)   If, upon any payment in full with respect to any MERS Mortgage
Loan, none of the Trustee, the Master Servicer or any Sub-Servicer of such
Mortgage Loan is registered with MERS and is unable to reflect the release of the related Mortgage on the MERS(R) System, the Seller shall take all necessary action to reflect the release of such Mortgage on the MERS(R) System and shall take such other actions as are necessary to enable the Master Servicer and the
Trustee to comply with the provisions of Section 3.10 of the Pooling and
Servicing Agreement and any other provisions relating to the release of the
Mortgage Loan or the related Mortgage File.

            SECTION 4.  Representations, Warranties and Covenants of the
Purchaser. In order to induce the Seller to enter into this Agreement, the
Purchaser hereby represents, warrants and covenants for the benefit of the
Seller as of the date hereof that:

                                       13

            (a)   The Purchaser is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware and the
Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (b)   This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c)   The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B)
violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the
Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (d)   The Purchaser is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

            (e)   Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (f)   Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as
a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

                                       14

            (g)   There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the
Purchaser to enter into and/or perform under the terms of this Agreement.

            (h)   The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5.  Closing. The closing of the sale of the Mortgage Loans
(the "Closing") shall be held at the offices of Thacher Proffitt & Wood LLP on the Closing Date. The Closing shall be subject to each of the following conditions:

            (a)   All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

            (b)   All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c)   The Seller shall have delivered and released to the Custodian and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the Custodian and such Master Servicer pursuant to Section 2 of this Agreement;

            (d)   All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e)   The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

            (f)   One or more letters from the independent accounting firm of
Deloitte & Touche LLP, in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus (as defined in Section 6(d) of this Agreement) and Prospectus
Supplement (as defined in Section 6(d) of this Agreement), respectively, shall have been delivered; and

                                       15

            (g)   The Seller shall have executed and delivered concurrently
herewith that certain Indemnification Agreement, dated as of July 31, 2007, among the Seller, General Electric Capital Corporation, LaSalle Bank National
Association, Wells Fargo Bank, National Association, the Purchaser, the
Underwriters and the Initial Purchaser.

            Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the
Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6.  Closing Documents. The Closing Documents shall consist of the following:

            (a)   (i) This Agreement duly executed by the Purchaser and the
Seller, (ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the agreement(s) pursuant to which the servicing rights with respect to the Mortgage Loans are being sold to the applicable Master Servicer
(such agreement(s), individually or collectively, as the case may be, the
"Servicing Rights Purchase Agreement");

            (b)   An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchaser may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c)   An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the
Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d)   An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser, the Underwriters and Initial Purchaser may rely, to the effect that
(i) such officer has carefully examined the Specified Portions (as defined below) of the Free Writing Prospectus and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Free Writing
Prospectus (when read together with the free writing prospectus distributed by
e-mail to potential investors in the Certificates on July 27, 2007 and attached hereto as Exhibit A), as of the Time of Sale or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage
Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus
Supplement and nothing has come to

                                       16

his/her attention that leads him/her to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage
Loans, in light of the circumstances under which they were made, not misleading, and (iii) such officer has carefully examined the Specified Portions (as defined below) of the Memorandum (pursuant to which certain classes of the Private
Certificates are being privately offered) and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the
Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            The "Specified Portions" of the Free Writing Prospectus shall consist of Annex A-1 to the Free Writing Prospectus, entitled "Certain
Characteristics of the Mortgage Loans" (insofar as the information contained in
Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-1
(YM Footnotes) to the Free Writing Prospectus, entitled "Yield Maintenance
Formulas" (insofar as the information contained in Annex A-1 (YM Footnotes)
relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the
Free Writing Prospectus, entitled "Certain Statistical Information Regarding the
Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the Seller hereunder), Annex B to the Free Writing
Prospectus entitled "Certain Characteristics Regarding Multifamily Properties"
(insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Free Writing Prospectus, entitled
"Preliminary Structural and Collateral Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies the Free Writing Prospectus (insofar as such CD-ROM is consistent with Annex A-1, Annex A-2 and/or Annex B (only insofar as the information contained therein relates to the Mortgage Loans sold by the
Seller hereunder)), and the following sections of the Free Writing Prospectus
(only to the extent that any such information relates to the Seller (solely in its capacity as a seller, sponsor or originator of the Mortgage Loans sold by the Seller hereunder), or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other
Mortgage Loans): "Summary of Offering Prospectus--Relevant
Parties--Sponsors/Mortgage Loan Sellers", "Summary of Offering Prospectus--The
Mortgage Loans and the Mortgaged Real Properties", "Risk Factors--Risks Related
to the Mortgage Loans", "Description of the Mortgage Pool", "Transaction
Participants--The Sponsors" and "Affiliations and Certain Relationships and
Related Transactions".

            The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 to the Prospectus Supplement, entitled "Certain Characteristics of the Mortgage Loans" (insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-1 (YM Footnotes) to the Prospectus Supplement, entitled "Yield Maintenance Formulas" (insofar as the information contained in Annex A-1 (YM Footnotes) relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled
"Certain Statistical Information Regarding the Mortgage Loans" (insofar as

                                       17

the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the Prospectus Supplement entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled "Description of the
Ten Largest Mortgage Loans" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies the Prospectus Supplement (insofar as such CD-ROM is consistent with
Annex A-1, Annex A-2 and/or Annex B (only insofar as the information contained therein related to the Mortgage Loans sold by the Seller hereunder)), and the following sections of the Prospectus Supplement (only to the extent that any such information relates to the Seller (solely in its capacity as a seller, sponsor or originator of the Mortgage Loans sold by the Seller hereunder), or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of
Prospectus Supplement--Relevant Parties--Sponsors/Mortgage Loan Sellers",
"Summary of Prospectus Supplement--The Mortgage Loans and the Mortgaged Real
Properties", "Risk Factors--Risks Related to the Mortgage Loans", "Description
of the Mortgage Pool", "Transaction Participants--The Sponsors" and
"Affiliations and Certain Relationships and Related Transactions".

            The "Specified Portions" of the Memorandum shall consist of the
Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum).

            For purposes of this Section 6(d) and this Agreement, the following terms have the meanings set forth below:

            "Free Writing Prospectus" means the Offering Prospectus dated July
16, 2007, and relating to the Publicly Offered Certificates.

            "Memorandum" means the confidential Private Placement Memorandum dated July 31, 2007, and relating to the Private Certificates;

            "Prospectus" means the prospectus dated May 10, 2007.

            "Prospectus Supplement" means the prospectus supplement dated July
31, 2007, that supplements the Prospectus and relates to the Publicly-Offered
Certificates; and

            "Time of Sale" means July 31, 2007, at 3:30 p.m.

            (e)   Each of: (i) the resolutions of the Seller's board of
directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) an original or a copy of a certificate of good standing of the Seller issued by the State of Delaware not earlier than 30 days prior to the Closing Date;

            (f)   A written opinion of counsel for the Seller relating to
organizational and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating

                                       18

Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Certificate Administrator, the Custodian, the Underwriters, the Initial
Purchaser and each of the Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating
Agencies; and

            (g)   Such further certificates, opinions and documents as the
Purchaser may reasonably request prior to the Closing Date.

            SECTION 7.  Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof)
are parties with respect to the transactions contemplated by this Agreement.

            SECTION 8.  Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a
pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the
Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the applicable Master Servicer's Collection
Account, the Distribution Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by
Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or the Custodian or any of their agents, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons
(other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security

                                       19

interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this
Agreement and the Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

            SECTION 9.  Notice of Exchange Act Reportable Events. The Seller
hereby agrees to deliver to the Purchaser any disclosure information relating to any event, specifically relating to the Seller (that arise from its role as sponsor with respect to the Mortgage Loans), reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form) insofar as such disclosure is required under Item 1117 or 1119 of
Regulation AB or Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller (that arise from its role as sponsor with respect to the
Mortgage Loans), described under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K to the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two (2) business days following the occurrence of such event if such event is reportable under Item
1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials in any fiscal year of the Trust Fund will terminate upon the Trustee or Certificate Administrator filing a Form 15 with respect to the
Trust Fund as to that fiscal year in accordance with Section 8.16 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust
Fund under the Securities Exchange Act of 1934, as amended (the "1934 Act"), have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section 9 will be used in the preparation of reports on Form 8-K, Form 10-D or Form 10-K with respect to the
Trust Fund as required under the 1934 Act and any applicable rules promulgated thereunder and as required under Regulation AB.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent either by certified mail (return receipt requested) or by courier service (proof of delivery requested) to the intended recipient at the "Address for Notices"
specified for such party on Exhibit A hereto, or as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when received, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the

                                       20

extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT
AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO
SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW
YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW
YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO
HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY
IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR
OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS
CONTEMPLATED HEREBY.

            SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters (as intended third party beneficiaries hereof), the
Initial Purchaser (also as an intended third party

                                       21

beneficiary hereof) and their permitted successors and assigns. This Agreement is enforceable by the Underwriters, the Initial Purchaser and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

            SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Deloitte & Touche LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

            SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto) is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            SECTION 21. Cross-Collateralized Mortgage Loans. Each Crossed Loan
Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan
Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed
Loan Group only one original of any document referred to in the definition of
"Mortgage File" in this Agreement and covering all the Mortgage Loans in such
Crossed Loan Group, the inclusion of the original of such document in the
Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage
Loan.

                           [SIGNATURE PAGES TO FOLLOW]

                                       22

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                      SELLER

                                      MERRILL LYNCH MORTGAGE LENDING, INC.

                                      By: /s/ David M. Rodgers
                                          --------------------------------------
                                          Name: David M. Rodgers
                                          Title: Vice President

                                      PURCHASER

                                      MERRILL LYNCH MORTGAGE INVESTORS,
                                       INC.

                                      By: /s/ David M. Rodgers
                                          --------------------------------------
                                          Name: David M. Rodgers
                                          Title: Executive Vice President

                      MLML MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

Seller:

Address for Notices:

Merrill Lynch Mortgage Lending, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080,
Attention: David M. Rodgers

with a copy to:

Merrill Lynch Mortgage Lending, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention: Director of CMBS Securitizations

and with a copy to:

Merrill Lynch Mortgage Lending, Inc.
4 World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080
Attention: General Counsel for Global Commercial Real Estate in the Office
of the General Counsel

Purchaser:

Address for Notices:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention:  David M. Rodgers

with a copy to:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080

                      MLML MORTGAGE LOAN PURCHASE AGREEMENT

Attn: Director of CMBS Securitizations

and to:

Merrill Lynch Mortgage Investors, Inc.
4 World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080
Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

            1.    Mortgage Loan Schedule. The information set forth in the
Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

            2.    Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto and the rights of a holder of a related Non-Trust
Loan pursuant to a Loan Combination Intercreditor Agreement). The Seller has
validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the
Pooling and Servicing Agreement; and provided further that, if the related
Mortgage and/or Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Mortgage and/or assignment of Assignment of
Leases in favor of the Trustee is required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3.    Payment Record. No scheduled payment of principal and/or
interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in August 2007, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent since the date of origination of any Mortgage Loan, without giving effect to any applicable grace period.

            4.    Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy
(or, if not yet issued, referred to in a pro forma title policy, or a
"marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy);
(d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if such Mortgage Loan constitutes a Crossed
Loan, the lien of the Mortgage for another Mortgage Loan contained in the same
Crossed Loan Group; (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration; and (h) the rights of the holder of any Non-Trust Loan that is part of a related Loan
Combination to which any such Mortgage Loan belongs. The Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged
Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such
Mortgage executed and delivered in favor of the Trustee is in recordable form
(but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee; provided that, if the related Mortgage and/or
Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the
Trustee is required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

            5.    Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except for the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs, and except that a

license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan;
and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee; provided that, if the related Mortgage and/or
Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the
Trustee is required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The related
Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession of the related Mortgaged Property to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. Except for the holder of the related Non-Trust Loan with respect to any Mortgage Loan that is part of a Loan Combination, no person other than the related Mortgagor and, in certain instances the related Mortgagee, owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related Assignment of Leases.

            6.    Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded in any manner, that, in each case, would materially and adversely interfere with the security intended to be provided by such Mortgage, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and
(c) the related Mortgagor has not been released from its obligations under such
Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) July 6, 2007 and (b) the closing date of such Mortgage
Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan, (ii) waived, modified or altered any material term of such Mortgage Loan, (iii) released the
Mortgaged Property or any material portion thereof from the lien of the related
Mortgage, or (iv) released the related Mortgagor from its obligations under such
Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

            7.    Condition of Property; Condemnation. In the case of each
Mortgage Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such
Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that

would materially and adversely affect its Value as security for such Mortgage
Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage
Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge based upon surveys and/or the title insurance policy referred to in representation 8 below, as of the date hereof, (a) none of the material improvements on the related Mortgaged Property, which were included for the purpose of determining the Value of the related Mortgaged Property, encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such
Mortgaged Property and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

            8.    Title Insurance. Each Mortgaged Property securing a Mortgage
Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer or escrow instructions binding on the title insurer irrevocably obligating the title insurer to issue the title insurance policy) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such
Mortgaged Property, subject only to the Permitted Encumbrances, except that in the case of a Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property and is not secured by a single Mortgage, each related Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such
Title Policy. Immediately following the transfer and assignment of the related
Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured (except with respect to the rights of the holder of any Non-Trust
Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs) without the consent of or notice to the insurer. Such Title Policy contains no material exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any,

reviewed or prepared in connection with the origination of the related Mortgage
Loan is the same as the property legally described in the related Mortgage.

            9.    No Holdback. The proceeds of each Mortgage Loan have been
fully disbursed (except in those cases where the full amount of the Mortgage
Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee, pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10.   Mortgage Provisions. The Mortgage Loan documents for each
Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged
Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related
Mortgaged Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism provided that such insurance is generally available at commercially reasonable rates.

            11.   Trustee under Deed of Trust. If the Mortgage for any Mortgage
Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b)
no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such
Mortgage Loan.

            12.   Environmental Conditions. Except in the case of the Mortgaged
Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) the report of each such assessment, update or screen, if any
(an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d)
either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related
Mortgaged Property; or (ii) if any such Environmental Report does reveal any such

circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged
Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related
Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions, (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects or (I) the related Mortgagor or one of its affiliates is currently taking, or is required to take, such actions (which may be implementation of an operations and maintenance plan), if any, with respect to such conditions or circumstances as have been recommended by the
Environmental Report or required by the applicable governmental authority. To the Seller's actual knowledge and without inquiry beyond the related
Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such
Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the lesser of (a) the amount estimated in such Environmental Report as sufficient to pay the costs of such remediation or (b) the principal balance of the Mortgage
Loan, has a term ending no sooner than a date which is the maturity date of the
Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged

Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the
Mortgagor in connection with such Mortgage Loan.

            13.   Loan Document Status. Each Mortgage Note, Mortgage and other agreement evidencing or securing such Mortgage Loan that was executed by or on behalf of the related Mortgagor with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i), (ii), and (iii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage
Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

            14.   Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged
Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any material portion of the improvements on a Mortgaged Property securing any
Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency
as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged Property
(other than a manufactured housing community) located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such
Mortgaged Property has a probable maximum loss of greater than twenty percent
(20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each
Mortgaged Property located within Florida or within 25 miles of the coast of
North Carolina, South Carolina, Georgia, Alabama, Mississippi, Louisiana or
Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and
(ii) 100% of the insurable replacement cost of the improvements located on such
Mortgaged Property (less physical depreciation). All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least 10 days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any Mortgage Loan having a Cut-off
Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than "A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, except as set forth in the first sentence of this representation 14, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related
Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground
Lease (as defined in representation 18 below).

      Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            15.   Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16.   Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is, to the Seller's knowledge, a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17.   Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related
Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a
Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property or any such material non-compliance is insured by the Title Policy or a law and ordinance insurance policy). In the case of each legal non-conforming use or structure, the related Mortgaged Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged
Property) or a zoning endorsement to the related Title Policy has been obtained or the Mortgaged Property is covered by insurance that will provide proceeds that will be sufficient to repay the Mortgage Loan.

            18.   Leasehold Estate. If any Mortgage Loan is secured by the
interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

                  (i)       such Ground Lease or a memorandum thereof has been
      or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be

      encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since the recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related
      Mortgage in accordance with the provisions of such Ground Lease;

                  (ii)      the related lessee's leasehold interest in the
      portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and
      Permitted Encumbrances;

                  (iii)     upon foreclosure of such Mortgage Loan (or
      acceptance of a deed in lieu thereof), the Mortgagor's interest in such
      Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has either been obtained or (pursuant to the Ground Lease) may not be unreasonably withheld);
      provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

                  (iv)      such Ground Lease is in full force and effect, and,
      to the Seller's knowledge, no material default has occurred under such
      Ground Lease;

                  (v)       such Ground Lease requires the lessor thereunder to
      give notice of any material default by the lessee to the mortgagee under such Mortgage Loan provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of the Ground
      Lease; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                  (vi)      the mortgagee under such Mortgage Loan is permitted
      a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                  (vii)     such Ground Lease either (i) has an original term
      which extends not less than twenty (20) years beyond the Stated Maturity
      Date of such Mortgage Loan, or (ii) has an original term, which together with extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty
      (20) years beyond the Stated Maturity Date of such Mortgage Loan;

                  (viii)    such Ground Lease requires the lessor to enter into
      a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such
      Ground Lease following notice thereof from the lessor;

                  (ix)      under the terms of such Ground Lease and the related
      Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either
      (i) to the repair or restoration of all or part of the related Mortgaged
      Property, with the mortgagee or a trustee appointed or consented to by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or
      (ii) to the payment of the outstanding principal balance of the Mortgage
      Loan together with any accrued interest thereon;

                  (x)       such Ground Lease does not impose any restrictions
      on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related
      Mortgaged Property is located at the time of the origination of such
      Mortgage Loan; and

                  (xi)      such Ground Lease provides that (i) it may not be
      amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, or (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns; provided, however, that termination or cancellation without such consent may be binding on the mortgagee if (i) an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii)
      such default is curable by the mortgagee as provided in the Ground Lease, but remains uncured beyond the applicable cure period.

            19.   Qualified Mortgage. Each Mortgage Loan is a "qualified
mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury
Regulations Section 1.860G-2(a) (but without regard to the rule in Treasury
Regulations Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each
Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either
(1) the fair market value of the interest in real property which secures such
Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage
Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage
Loan.

            20.   Advancement of Funds. In the case of each Mortgage Loan,
neither the Seller nor, to the Seller's knowledge, any prior holder of such
Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged
Property (other than (a) amounts paid by the tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in connection with the origination and funding of the Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21.   No Equity Interest, Equity Participation or Contingent
Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment
Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b)
subject to available funds, a portion of the cash flow generated by such
Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

            22.   Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any
Mortgage Loan or the related Mortgaged Property that could reasonably be expected to materially and adversely affect the Value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

            23.   Other Mortgage Liens. Except with respect to another Mortgage
Loan (which will also be an asset of the Trust Fund) cross-collateralized with a
Mortgage Loan, none of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except as indicated in the preceding sentence and except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related
Mortgage. The related Mortgage Loan documents require the Mortgagor under each
Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

            24.   No Mechanics' Liens. As of the date of origination, each
Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25.   Compliance. Other than any default interest or any late
charges, each Mortgage Loan (other than ARD Loans after their respective
Anticipated Repayment Dates) complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26.   Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor, the related lessee, franchisee or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related
Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27.   Cross-Collateralization. No Mortgage Loan is
cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any Crossed Loan Group, the sum of the amounts of the respective
Mortgages recorded on the related Mortgaged Properties with respect to such
Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

            28.   Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
"government securities" within the meaning of Section 2(a)(16) of the Investment
Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related
Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and
provided, further, that certain Crossed Loan Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from

each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the
Certificates; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more improved or unimproved parcels of land to which, in either case, the Seller did not give any material value in underwriting the Mortgage Loan.

            29.   Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

            30.   Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related
Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating
Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage
Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

            31.   Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate, late charge or prepayment premium.

            32.   Inspection. The Seller (or if the Seller is not the
originator, the originator of the Mortgage Loan) or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

            33.   No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the
Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

            34.   Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the

requirements of the Mortgage Loan documents, transfers that are subject to the mortgagee's approval of the proposed transferee and satisfaction of certain conditions specified in the Mortgage Loan documents, transfers, substitutions or releases of collateral provided in the Mortgage Loan documents, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan documents; provided, however, that certain Mortgage Loans provide for the assumption of the Mortgage Loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the
Mortgagor to a third party or parties related to Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

            35.   Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that during the term of the
Mortgage Loan it may only own and operate one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents generally further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor with respect to a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan)
and, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

            36.   Whole Loan. Each Mortgage Loan is a whole loan (which term includes any Mortgage Loan that is part of a Loan Combination, but does not include any related Non-Trust Loan) and not a participation interest in a mortgage loan.

            37.   Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

            38.   ARD Loans. Each ARD Loan requires scheduled monthly payments of principal and/or interest. If any ARD Loan is not paid in full by its
Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2)
percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

            39.   Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage except for certain personal property and fixtures subject to purchase money security interests and personal property leases permitted under the Mortgage Loan documents. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the
Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related
Mortgagor which are material to the conduct in the ordinary course of the
Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted to a title company for filing or recording pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing or recording of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller)
executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee; provided that, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee is required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing or recording of UCC
Financing Statements are required in order to effect such perfection.

            40.   Prepayment Premiums and Yield Maintenance Charges. Prepayment
Premiums and Yield Maintenance Charges payable with respect to each Mortgage
Loan, if any, constitute "customary prepayment penalties" within meaning of
Treasury Regulations Section 1.860G-1(b)(2).

            41.   Commencement of Amortization. Unless such Mortgage Loan
provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date or, in the case of an ARD
Loan, prior to its Anticipated Repayment Date.

            42.   Servicing Rights. Except as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

            43.   Recourse. The related Mortgage Loan documents contain
provisions providing for recourse against the related Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the
Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related Mortgage Loan documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            44.   Assignment of Collateral. There is no material collateral
securing any Mortgage Loan that is not being assigned to the Purchaser.

            45.   Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged
Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation 18.

            46.   Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            47.   Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related
Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls
(if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

            48.   Grace Period. With respect to each Mortgage Loan, the related
Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than 15 days from the applicable Due Date or five (5)
days from notice to the related Mortgagor of the default.

            49.   Disclosure to Environmental Insurer. If the Mortgaged Property
securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

                  (i)   has disclosed, or is aware that there has been
      disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy)
      identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller;
      or

                  (ii)  has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            50.   No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

            51.   Servicing. The servicing and collection practices used by the
Seller (with respect to each Mortgage Loan serviced thereby, if the Seller acted as a servicer of any such Mortgage Loan) and, to the best of the Seller's knowledge, the servicing and collection practices employed by any servicer(s)
acting as agents for the Seller with respect to each Mortgage Loan, have, in all material respects, met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

            52.   Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in
effect on the date the Mortgage Loan was originated.

            53.   Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

REPRESENTATION #2- OWNERSHIP OF MORTGAGE LOAN

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LOAN NUMBER   LOAN NAME               DESCRIPTION OF EXCEPTION
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              Lexus of Fremont        The related Mortgage Loan that will be included in the
                                      trust is a senior loan in a multiple loan (A/B) structure
                                      comprised of two mortgage loans, each of which is secured
                                      by the same mortgage instrument and is cross-defaulted
                                      with the other.  The B-Note loan will not be part of the
                                      Trust Fund.
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REPRESENTATION # - 4 -LIEN; VALID ASSIGNMENT

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LOAN NUMBER   LOAN NAME               DESCRIPTION OF EXCEPTION
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              Lexus of Fremont        The related Mortgage Loan that will be included in the
                                      trust is a senior loan in a multiple loan (A/B) structure
                                      comprised of two mortgage loans, each of which is secured
                                      by the same mortgage instrument and is cross-defaulted
                                      with the other.  The B-Note loan will not be part of the
                                      Trust Fund.
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REPRESENTATION # - 5 - ASSIGNMENT OF LEASES AND RENTS

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LOAN NUMBER   LOAN NAME               DESCRIPTION OF EXCEPTION
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              Lexus of Fremont        The related Mortgage Loan that will b e included in the
                                      trust is a senior loan in a multiple loan (A/B) structure
                                      comprised of two mortgage loans, each of which is secured
                                      by the same mortgage instrument and is cross-defaulted
                                      with the other.  The B-Note loan will not be part of the
                                      Trust Fund.
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REPRESENTATION # - 6 -MORTGAGE STATUS; WAIVERS AND MODIFICATIONS

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LOAN NUMBER   LOAN NAME               DESCRIPTION OF EXCEPTION
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              Lexus of Fremont        The related Mortgage Loan that will be included in the
                                      trust is a senior loan in a multiple loan (A/B) structure
                                      comprised of two mortgage loans, each of which is secured
                                      by the same mortgage instrument and is cross-defaulted
                                      with the other.  The B-Note loan will not be part of the
                                      Trust Fund.
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REPRESENTATION # - 7 - CONDITIONS OF PROPERTY; CONDEMNATION

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LOAN NUMBER   LOAN NAME               DESCRIPTION OF EXCEPTION
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              Bryant Portfolio        The Navarre Parcel evidences significant encroachment
                                      issues onto adjoining properties caused by concrete pads
                                      and other improvements.  Borrower is required to relocate
                                      such improvements within 120 days of closing and a reserve was taken to cover the losses resulting from such
                                      encroachments.
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REPRESENTATION # - 8 - TITLE INSURANCE

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LOAN NUMBER   LOAN NAME               DESCRIPTION OF EXCEPTION
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              Lexus of Fremont        The related Mortgage Loan that will be included in the
                                      trust is a senior loan in a multiple loan (A/B) structure
                                      comprised of two mortgage loans, each of which is secured
                                      by the same mortgage instrument and is cross-defaulted
                                      with the other.  The B-Note loan will not be part of the
                                      Trust Fund.
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REPRESENTATION # - 10 - MORTGAGE PROVISIONS

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LOAN NUMBER   LOAN NAME               DESCRIPTION OF EXCEPTION
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              Northwestern Office     Borrower shall not be obligated to expend more than two
                                      (2) times the amount of the then current Insurance
                                      Premiums paid by Borrower for all of the insurance
                                      required to be maintained by Section 7.1 of the Loan
                                      Agreement (excluding any coverage for acts of terrorism)
                                      for terrorism insurance (as such amount may be adjusted
                                      from time to time based on the change (expressed as a
                                      percentage) in the Consumer Price Index (using the then
                                      most recent Consumer Price Index) from the Consumer Price
                                      Index most recently released on or prior to the date
                                      hereof), (the "Terrorism Insurance Cap") provided,
                                      however, if the cost of terrorism insurance exceeds the
                                      Terrorism Insurance Cap, Borrower shall purchase the
                                      maximum amount of terrorism insurance available with funds equal to the Terrorism Insurance Cap.
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              Thunderbird             Paseo Mortgagor was excused from obtaining terrorism
                                      insurance coverage at closing. However, upon request of
                                      Lender, and provided Mortgagor is able to obtain such
                                      coverage at a commercially reasonable price, Mortgagor shall be required to obtain and maintain such terrorism coverage.
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              8585 South Yosemite     So long as the Sears Lease is in full force and effect,
              Drive                   the insurance required to be maintained pursuant to
                                      subsections 7.1 (a)(ii) and (iii) of the Loan Agreement
                                      may exclude coverage for losses resulting from acts of
                                      terrorism.
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              Empirian Pool 1         At any time that TRIA is not in effect, if "acts of
                                      terrorism" or "fire following" are thereafter excluded
                                      from the all risk policy and Borrower has not obtained an
                                      endorsement to the insurance policies, Borrower must
                                      maintain, to the extent available, a separate policy with
                                      an insurance provider that maintains at least an
                                      investment grade rating from Moody's (that is "Baa3")
                                      and/or S&P (that is "BBB") and otherwise meeting Rating
                                      Agency criteria.
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              Empirian Pool 3         At any time that TRIA is not in effect, if "acts of
                                      terrorism" or "fire following" are thereafter excluded
                                      from the all risk policy and Borrower has not obtained an
                                      endorsement to the insurance policies, Borrower must
                                      maintain, to the extent available, a separate policy with
                                      an insurance provider that maintains at least an
                                      investment grade rating from Moody's (that is "Baa3")
                                      and/or S&P (that is "BBB") and otherwise meeting Rating
                                      Agency criteria.
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              Janaf Crossing          The related Mortgagor shall not be required to procure
                                      liability terrorism insurance (as set forth in the related loan documents) only, as of the date of the related
                                      Mortgage Loan documents, provided however, that upon the
                                      request of Seller, and provided further that a prudent
                                      lender would require a borrower similarly situated to
                                      obtain such liability terrorism insurance, then the
                                      related Mortgagor shall promptly obtain, or cause to be
                                      obtained the liability terrorism insurance in accordance
                                      with the terms of the related Mortgage Loan documents.
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              Mann & Sylmar           Borrower shall not be obligated to expend more than two
              Biomedical              (2) times (the "Terrorism Insurance Cap") the amount of
                                      the then current Insurance Premiums paid by Borrower for
                                      all of the insurance required to be maintained by this
                                      Section 7.1 (excluding any coverage for acts of terrorism)
                                      for terrorism insurance (as such amount may be adjusted
                                      from time to time based on the change (expressed as a
                                      percentage) in the Consumer Price Index (using the then
                                      most recent Consumer Price Index) from the Consumer Price
                                      Index most recently released on or prior to Closing Date), provided, however, if the cost of terrorism insurance
                                      exceeds the Terrorism Insurance Cap, Borrower shall
                                      purchase the maximum amount of terrorism insurance
                                      available with funds equal to the Terrorism Insurance Cap.
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REPRESENTATION # - 12 - ENVIRONMENTAL CONDITIONS

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LOAN NUMBER   LOAN NAME               DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------

              Mann & Sylmar           There is ongoing monitoring of ground water but it is being
              Biomedical              performed by the previous owner of the property.
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REPRESENTATION # - 14 - INSURANCE

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LOAN NUMBER   LOAN NAME               DESCRIPTION OF EXCEPTION
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              Northwestern Office     Borrower shall not be obligated to expend more than two (2)
                                      times the amount of the then current Insurance Premiums paid by Borrower for all of the insurance required to be
                                      maintained by Section 7.1 of the Loan Agreement (excluding any coverage for acts of terrorism) for terrorism insurance
                                      (as such amount may be adjusted from time to time based on the change (expressed as a percentage) in the Consumer Price
                                      Index (using the then most recent Consumer Price Index) from the Consumer Price Index most recently released on or prior to the date hereof), (the "Terrorism Insurance Cap")
                                      provided, however, if the cost of terrorism insurance
                                      exceeds the Terrorism Insurance Cap, Borrower shall purchase the maximum amount of terrorism insurance available with
                                      funds equal to the Terrorism Insurance Cap.
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              Thunderbird             Paseo Mortgagor was excused from obtaining terrorism
                                      insurance coverage at closing. However, upon request of
                                      Lender, and provided Mortgagor is able to obtain such
                                      coverage at a commercially reasonable price, Mortgagor shall be required to obtain and maintain such terrorism coverage.
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              8585 South Yosemite     So long as the Sears Lease is in full force and effect,
              Drive                   the insurance required to be maintained pursuant to
                                      subsections 7.1 (a)(ii) and (iii) of the Loan Agreement
                                      may exclude coverage for losses resulting from acts of
                                      terrorism.
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              Empirian Pool 1         The amount of insurance included within the classification of "all risk of physical loss" is subject to a $250,000,000 per occurrence limit. Coastal windstorm insurance must be in an amount not less than $75,000,000.00 and on terms
                                      consistent with the comprehensive all risk policy. At any
                                      time that TRIA is not in effect, if "acts of terrorism" or
                                      "fire following" are thereafter excluded from the all risk policy and Borrower has not obtained an endorsement to the insurance policies, Borrower must maintain, to the extent
                                      available, a separate policy with an insurance provider that maintains at least an investment grade rating from Moody's
                                      (that is "Baa3") and/or S&P (that is "BBB") and otherwise
                                      meeting Rating Agency criteria.
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              Empirian Pool 3         The amount of insurance included within the classification of "all risk of physical loss" is subject to a $250,000,000 per occurrence limit. Coastal windstorm insurance must be in an amount not less than $75,000,000.00 and on terms
                                      consistent with the comprehensive all risk policy. At any
                                      time that TRIA is not in effect, if "acts of terrorism" or
                                      "fire following" are thereafter excluded from the all risk policy and Borrower has not obtained an endorsement to the insurance policies, Borrower must maintain, to the extent
                                      available, a separate policy with an insurance provider that maintains at least an investment grade rating from Moody's
                                      (that is "Baa3") and/or S&P (that is "BBB") and otherwise
                                      meeting Rating Agency criteria.
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              Janaf Crossing          The related Mortgagor shall not be required to procure
                                      liability terrorism insurance (as set forth in the related loan documents) only, as of the date of the related
                                      Mortgage Loan documents, provided however, that upon the
                                      request of Seller, and provided further that a prudent
                                      lender would require a borrower similarly situated to
                                      obtain such liability terrorism insurance, then the
                                      related Mortgagor shall promptly obtain, or cause to be
                                      obtained the liability terrorism insurance in accordance
                                      with the terms of the related Mortgage Loan documents.
                                      The related Mortgagor shall not be required to obtain and
                                      maintain the insurance set forth in the related Mortgage
                                      Loan documents with respect to that portion of the related
                                      Mortgaged Property demised to Circuit City Stores, Inc.
                                      ("CIRCUIT CITY") pursuant to the lease dated February 22,
                                      2006 ("CIRCUIT CITY LEASE") by and between Circuit City,
                                      as tenant, and the related Mortgagor, as landlord, so long as the following conditions are satisfied (as reasonably
                                      determined by the Seller):  (i) the Circuit City Lease
                                      shall be in full force and effect and there are no
                                      defaults thereunder beyond any applicable notice and cure
                                      period by either  the landlord or tenant; (ii) the tenant
                                      under the Circuit City Lease continues to be the owner of
                                      the improvements constructed pursuant to the Circuit City
                                      Lease and the related Mortgagor is not the owner of such
                                      improvements and (iii) the tenant under the Circuit City
                                      Lease is and shall continue to be required to obtain and
                                      maintain insurance pursuant the Circuit City Lease and is
                                      and shall continue to be required to pay all insurance
                                      premiums directly to the insurance carrier.
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              U-Haul Center North                 Flood insurance required to be delivered post
              Rancho                  closing
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              Bryant Portfolio                    Wind coverage was waived until such time that
                                      borrower can obtain coverage. A reserve was taken in the
                                      amount to cover losses.
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                      Mann & Sylmar               Borrower shall not be obligated to expend more
              Biomedical              than two (2) times (the "Terrorism Insurance Cap") the
                                      amount of the then current Insurance Premiums paid by
                                      Borrower for all of the insurance required to be maintained by this Section 7.1 (excluding any coverage for acts of
                                      terrorism) for terrorism insurance (as such amount may be
                                      adjusted from time to time based on the change (expressed as a percentage) in the Consumer Price Index (using the then
                                      most recent Consumer Price Index) from the Consumer Price
                                      Index most recently released on or prior to Closing Date), provided, however, if the cost of terrorism insurance
                                      exceeds the Terrorism Insurance Cap, Borrower shall purchase the maximum amount of terrorism insurance available with
                                      funds equal to the Terrorism Insurance Cap.

                                                  Borrower shall not be obligated to expend more
                                      than two (2) times (the "Terrorism Insurance Cap") the
                                      amount of the then current Insurance Premiums paid by
                                      Borrower for all of the insurance required to be maintained by this Section 7.1 (excluding any coverage for acts of
                                      terrorism) for terrorism insurance (as such amount may be
                                      adjusted from time to time based on the change (expressed as a percentage) in the Consumer Price Index (using the then
                                      most r ecent Consumer Price Index) from the Consumer Price
                                      Index most recently released on or prior to Closing Date), provided, however, if the cost of terrorism insurance
                                      exceeds the Terrorism Insurance Cap, Borrower shall purchase the maximum amount of terrorism insurance available with
                                      funds equal to the Terrorism Insurance Cap.
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                      FIDM                        Earthquake insurance was not required on the
                                      Closing Date.
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REPRESENTATION # - 17 - LOCAL LAW COMPLIANCE

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LOAN NUMBER   LOAN NAME               DESCRIPTION OF EXCEPTION
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              Raintree                Parking is 8 spaces short. An old survey showed 11
                                      additional spaces so it appears that over time or through
                                      re-striping a minimal number of spaces were lost. There is a covenant in Section 4.21 of the Loan Agreement to add
                                      spaces if required by any Governmental Authority and a
                                      recourse carve-out added to Section 1.2 of the Guaranty in the event there is ever an issue.
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              Bailey                  Brothers Shoppes Three tenants have open permits with
                                      respect to which borrower has agreed to cause certificates of completion to be issued within 30 days of closing; any
                                      losses accruing from borrower's failure to comply are
                                      included as an additional carve-out from non-recourse.
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REPRESENTATION # - 18 - LEASEHOLD ESTATE

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LOAN NUMBER   LOAN NAME               DESCRIPTION OF EXCEPTION
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              Germantown Garden       The Borrower has the right, in connection with a transfer
              Apartments              of the Property and simultaneous assumption of the loan,
                                      to impose a leasehold structure subject to satisfaction of certain conditions set forth in the loan agreement,
                                      including, without limitation, delivery of a financeable
                                      ground lease and an accommodation mortgage from the fee
                                      owner.
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              Lexus of Fremont        A leasehold mortgage has been granted to the lender on
                                      Parcel 2. The ground lease is set to expire in 2033 with
                                      an extension option exercised, and in 2028 without the
                                      extension option exercised. Under the terms of the loan
                                      agreement, the borrower shall exercise its purchase option within 18 months of the closing date of the loan.

                                      The reserve has been allocated for the purchase price for
                                      the borrower to exercise the purchase option.
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REPRESENTATION # - 23 - OTHER MORTGAGE LOANS

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LOAN NUMBER   LOAN NAME               DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------

              Lexus of Fremont        The related Mortgage Loan that will be included in the
                                      trust is a senior loan in a multiple loan (A/B) structure
                                      comprised of two mortgage loans, each of which is secured
                                      by the same mortgage instrument and is cross-defaulted
                                      with the other.  The B-Note loan will not be part of the
                                      Trust Fund.
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REPRESENTATION # - 26 - LICENSES AND PERMITS

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LOAN NUMBER   LOAN NAME               DESCRIPTION OF EXCEPTION
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              Northwestern Office     Borrower is obligated to deliver copies of certain
                                      certificates of occupancy for tenant spaces when such
                                      certificates of occupancy are issued by the governmental
                                      authorities having jurisdiction over the Property. Borrower and Guarantor have indemnified Lender for any losses Lender suffers as a result of the failure to deliver such
                                      certificates of occupancy.
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              Germantown              Garden Apartments Borrower is obligated to deliver to Lender post-closing a copy of the renewed pool permit in borrower's name.
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              Palm Beach Office       Due to the Palm Beach municipality's lack of cooperation
                                      and unresponsiveness, the Mortgagor was unable to deliver
                                      to Lender all occupational licenses for the Mortgaged
                                      Property. In the Loan Agreement, Mortgagor represents and
                                      warrants that all certificates of completion or occupancy
                                      and other licenses required for the legal use, occupancy
                                      and operation of the Mortgaged Property have been obtained and are valid and in full force and effect. The Mortgagor
                                      agreed to be personally liable for any losses incurred by
                                      Lender as a result of the Mortgagor's failure to obtain
                                      all certificates of occupancy for the Mortgaged Property,
                                      which liability is personally guaranteed by the guarantor.
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

              Gander Mountain         Mortgagor will maintain temporary certificate of occupancy with respect to the Property until the issuance of a final certificate of occupancy and will deliver final certificate of occupancy within 90 days of closing (and Lender may
                                      permit one 90 day extension)
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REPRESENTATION # - 28 - RELEASES OF MORTGAGED PROPERTIES

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LOAN NUMBER   LOAN NAME               DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------

              University West         The loan documents permit an out parcel release at one of
              Apartments              the individual properties for no value subject to
                                      satisfaction of the conditions set forth in the loan
                                      agreement.
--------------------------------------------------------------------------------------------------
              Mann & Sylmar           If the tenant elects to purchase the Advanced Bionics
              Biomedical              Parcel pursuant to the terms of its lease, Lender shall
                                      release the Advanced Bionics Parcel subject to satisfying
                                      the conditions set forth in the Loan Agreement.  If the
                                      release is requested prior to the permitted defeasance
                                      date, the Borrower must pay a yield maintenance premium
                                      and if the release is requested after the permitted
                                      defeasance date, Borrower has the right to elect to
                                      partially defease the loan or partially prepay subject to
                                      payment of a yield maintenance premium.
--------------------------------------------------------------------------------------------------

REPRESENTATION # - 29 - DEFEASANCE

--------------------------------------------------------------------------------------------------
LOAN NUMBER   LOAN NAME               DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------

              Germantown Garden       Does not permit defeasance. Prepayment is subject to
              Apartments              payment of the applicable yield maintenance premium.
--------------------------------------------------------------------------------------------------
              North Bay Centre        The related mortgage loan documents permit defeasance and
                                      further provide that the related Mortgagor with respect to providing to related Mortgagee the Provided Information
                                      (as defined in the related mortgage loan documents) and
                                      costs incurred by the related Mortgagor in obtaining such
                                      additional tenant estoppel letters, subordination
                                      agreements or other agreements from parties to agreements
                                      that affect the Property (if such are required by the
                                      applicable rating agencies (as defined in the related loan documents)), (ii) cost of counsel which the related
                                      Mortgagor may elect to retain in connection therewith, and
                                      (iii) the costs of any opinion letters required by the
                                      rating agencies.
--------------------------------------------------------------------------------------------------

REPRESENTATION # - 34 - DUE-ON-SALE

--------------------------------------------------------------------------------------------------
LOAN NUMBER   LOAN NAME               DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------

              University              West Apartments Transfers permitted pursuant to the terms of the loan agreement.
--------------------------------------------------------------------------------------------------
              Germantown              Garden Apartments Transfers permitted pursuant to the terms of the loan agreement.
--------------------------------------------------------------------------------------------------
              Hilton                  Garden Inn Transfers permitted pursuant to the terms of the loan agreement.
--------------------------------------------------------------------------------------------------

REPRESENTATION # - 35 - SINGLE PURPOSE ENTITY

--------------------------------------------------------------------------------------------------
LOAN NUMBER   LOAN NAME               DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------

              U-Haul Center           Borrowers' assets may be included in consolidated
                                      financial statements, accounting records and other
                                      corporate documents (collectively, "Financial Statements")
                                      of its Affiliates provided that (i) appropriate notation
                                      shall be made on such consolidated Financial Statements to indicate the separateness of Borrower and such Affiliates
                                      and to indicate that Borrowers' assets and credit are not
                                      available to satisfy the debts and other obligations of
                                      such Affiliates or any other Person and (ii) such assets
                                      shall be listed on Borrowers' own separate balance sheet.
--------------------------------------------------------------------------------------------------

REPRESENTATION # - 36 - WHOLE LOAN

--------------------------------------------------------------------------------------------------
LOAN NUMBER   LOAN NAME               DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------

              Lexus of Fremont        The related Mortgage Loan that will be included in the
                                      trust is a senior loan in a multiple loan (A/B) structure
                                      comprised of two mortgage loans, each of which is secured
                                      by the same mortgage instrument and is cross-defaulted
                                      with the other.  The B-Note loan will not be part of the
                                      Trust Fund.
--------------------------------------------------------------------------------------------------

REPRESENTATION # - 37 - TAX PARCELS

--------------------------------------------------------------------------------------------------
LOAN NUMBER   LOAN NAME               DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------

              Hilton Garden Inn       The Property is currently not a separate tax parcel. The
                                      mortgaged property was part of a larger tract of land and
                                      the portions of land which are not collateral for the loan were conveyed to other entities prior to the closing of
                                      the loan however, once the deed is recorded, it takes a
                                      few years for the subdivided parcels to be assessed as
                                      separate tax parcels. The mortgaged property will not be a separate tax parcel until the tax year 2008 which taxes
                                      are payable in 2009. The Loan Documents require Borrower
                                      to pay all taxes assessed against the mortgaged property
                                      and any parcels adjoining the mortgaged property which are taxed along with any portion of the mortgaged property and require the monthly escrow paid by borrower to lender to
                                      include any taxes due on the adjacent parcels until
                                      evidence is provided that the mortgaged property is its
                                      own separate tax parcel.
--------------------------------------------------------------------------------------------------
              Palm Beach Office       On the date of the closing, the Mortgaged Property did not constitute a separate tax lot, however, the Mortgagor did
                                      apply to the applicable governing authority for the
                                      creation of a separate tax lot, which separate tax lot has been reserved for the Mortgaged Property and shall be
                                      effective for the next tax year.
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

              Bilo Portfolio          A new assessment for the Darlington Parcel as a single tax lot will not be entered on the books of the taxing authority until December 2007; Borrower has agreed to obtain a single tax lot endorsement to Lender's title policy at such time.
--------------------------------------------------------------------------------------------------

REPRESENTATION # - 39 - SECURITY INTERESTS

--------------------------------------------------------------------------------------------------
LOAN NUMBER   LOAN NAME               DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------

              Lexus of Fremont        The related Mortgage Loan that will be included in the
                                      trust is a senior loan in a multiple loan (A/B) structure
                                      comprised of two mortgage loans, each of which is secured
                                      by the same mortgage instrument and is cross-defaulted
                                      with the other.  The B-Note loan will not be part of the
                                      Trust Fund.
--------------------------------------------------------------------------------------------------

REPRESENTATION # - 43 - RECOURSE

--------------------------------------------------------------------------------------------------
LOAN NUMBER   LOAN NAME               DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------

                      FIDM                        GUARANTOR 'S AGGREGATE LIABILITY UNDER THE
                                      GUARANTY OF RECOURSE OBLIGATION AND ENVIRONMENTAL INDEMNITY
                                      IS CAPPED AT $15,000,000.
--------------------------------------------------------------------------------------------------

REPRESENTATION # - 44 - ASSIGNMENT OF COLLATERAL

--------------------------------------------------------------------------------------------------
LOAN NUMBER   LOAN NAME               DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------

              Bryant Portfolio        Lender is taking a first priority security interest in 28
                                      recreational vehicles. Upon purchase of the loan, Purchaser must have vehicles re-titled and such re-titling only
                                      requires the signature by Lender authorizing the transfer of the lien interest.
--------------------------------------------------------------------------------------------------

REPRESENTATION # - 46 - ESCROWS

--------------------------------------------------------------------------------------------------
LOAN NUMBER   LOAN NAME               DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------

              Kappa Quarry            Borrower satisfied the deposit to the tenant improvement and
              Industrial Complex      leasing reserve account by depositing $400,000 with Merrill
                                      Lynch Pierce Fenner & Smith, Inc. in accordance with the
                                      terms of the Financial Asset Security Agreement.
--------------------------------------------------------------------------------------------------

REPRESENTATION # - 47 - OPERATING STATEMENTS

--------------------------------------------------------------------------------------------------
LOAN NUMBER   LOAN NAME               DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------

              Thorndale               Borrower is not required to deliver quarterly financial
                                      statements. However, Borrower is obligated to give monthly rent rolls and operating statements prior to a
                                      securitization if requested by Lender.
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

              Old Post Plaza          Borrower is only obligated to provide annual operating
                                      statements and rent rolls and "updated " or "re-certified"
                                      rent roll if requested prior to a securitization or if
                                      Lender has a good faith belief that the statements contain one or more discrepancies
--------------------------------------------------------------------------------------------------
              Commerce Bank           Borrower is only obligated to provide annual operating
                                      statements and rent rolls and "updated" or "re-certified"
                                      rent roll if requested prior to a securitization or if
                                      Lender has a good faith belief that the statements contain one or more discrepancies
--------------------------------------------------------------------------------------------------
              Inman Plaza             Borrower is only obligated to provide annual operating
                                      statements and rent rolls and "updated" or "re-certified"
                                      rent roll if requested prior to a securitization or if
                                      Lender has a good faith belief that the statements contain one or more discrepancies
--------------------------------------------------------------------------------------------------
              Cross Pointe Plaza      Borrower is only obligated to provide annual operating
                                      statements and rent rolls and "updated" or "re-certified"
                                      rent roll if requested prior to a securitization or if
                                      Lender has a good faith belief that the statements contain one or more discrepancies
--------------------------------------------------------------------------------------------------
              Charlestown Crossing    Borrower is only obligated to provide annual operating
                                      statements and rent rolls and "updated" or "re-certified"
                                      rent roll if requested prior to a securitization or if
                                      Lender has a good faith belief that the statements contain one or more discrepancies
--------------------------------------------------------------------------------------------------
              CVS- Monroe             Borrower is only obligated to provide annual operating
                                      statements and rent rolls and "updated" or "re-certified"
                                      rent roll if requested prior to a securitization or if
                                      Lender has a good faith belief that the statements contain one or more discrepancies
--------------------------------------------------------------------------------------------------

REPRESENTATION # - 53 - ORIGINATION OF THE MORTGAGE LOANS

--------------------------------------------------------------------------------------------------
LOAN NUMBER   LOAN NAME               DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------

              Empirian Pool 1         The Loan was originated by Arbor Commercial Mortgage, LLC
                                      subject to Merrill Lynch's approval, and then the Loan and all documentation related thereto was assigned to Merrill
                                      Lynch.
--------------------------------------------------------------------------------------------------
              Empirian Pool 3         The Loan was originated by Arbor Commercial Mortgage, LLC
                                      subject to Merrill Lynch's approval, and then the Loan and all documentation related thereto was assigned to Merrill
                                      Lynch.
--------------------------------------------------------------------------------------------------

                             ANNEX B (TO SCHEDULE I)

             MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL
                 INVESTIGATIONS CONDUCTED IN CONNECTION WITH THE
               ORIGINATION OF THE RELATED MORTGAGE LOAN WERE WITH
             RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED
                                     PAINT.

                               (REPRESENTATION 12)

None.

                             ANNEX C (TO SCHEDULE I)

                   MORTGAGE LOANS COVERED BY SECURED CREDITOR
                        ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

NONE.

                                   SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

                                   [Attached]

MLML

                                                                                                            PROPERTY
 LOAN #   LOAN GROUP   PROPERTY NAME                                   LOAN / PROPERTY   ORIGINATOR         TYPE
---------------------------------------------------------------------------------------------------------------------------------

    1          2       Empirian Multifamily Portfolio Pool 1           Loan              MLML               Multifamily
  1.01         2       Indian Lake I                                   Property          MLML               Multifamily
  1.02         2       Stewart Way I                                   Property          MLML               Multifamily
  1.03         2       Garden Terrace                                  Property          MLML               Multifamily
  1.04         2       Canterbury Crossings                            Property          MLML               Multifamily
  1.05         2       Mosswood                                        Property          MLML               Multifamily
  1.06         2       Shadowood                                       Property          MLML               Multifamily
  1.07         2       Cambridge Common                                Property          MLML               Multifamily
  1.08         2       Acadia Court                                    Property          MLML               Multifamily
  1.09         2       Holly Sands                                     Property          MLML               Multifamily
   1.1         2       Marabou Mills                                   Property          MLML               Multifamily
  1.11         2       Rosewood Commons                                Property          MLML               Multifamily
  1.12         2       Annhurst I                                      Property          MLML               Multifamily
  1.13         2       Sugartree                                       Property          MLML               Multifamily
  1.14         2       Ramblewood - Augusta                            Property          MLML               Multifamily
  1.15         2       Winter Woods                                    Property          MLML               Multifamily
  1.16         2       Woodlands - Streetsboro                         Property          MLML               Multifamily
  1.17         2       Windwood                                        Property          MLML               Multifamily
  1.18         2       Hidden Acres                                    Property          MLML               Multifamily
  1.19         2       Bridgeport                                      Property          MLML               Multifamily
   1.2         2       Elmwood - West Palm Beach                       Property          MLML               Multifamily
  1.21         2       Heathmoore - Canton                             Property          MLML               Multifamily
  1.22         2       Olivewood - Indianapolis                        Property          MLML               Multifamily
  1.23         2       Plumwood                                        Property          MLML               Multifamily
  1.24         2       Cedargate - Lancaster                           Property          MLML               Multifamily
  1.25         2       Slate Run - Louisville                          Property          MLML               Multifamily
  1.26         2       Marsh Landing                                   Property          MLML               Multifamily
  1.27         2       Roanoke - Rochester Hills                       Property          MLML               Multifamily
  1.28         2       Annhurst - Clairton                             Property          MLML               Multifamily
  1.29         2       Red Deer                                        Property          MLML               Multifamily
   1.3         2       The Willows                                     Property          MLML               Multifamily
  1.31         2       Montgomery Court                                Property          MLML               Multifamily
  1.32         2       Suffolk Grove                                   Property          MLML               Multifamily
  1.33         2       Larkspur                                        Property          MLML               Multifamily
  1.34         2       Dartmouth Place                                 Property          MLML               Multifamily
  1.35         2       Cedarwood - Ocala                               Property          MLML               Multifamily
  1.36         2       Kings Colony                                    Property          MLML               Multifamily
  1.37         2       Springtree                                      Property          MLML               Multifamily
  1.38         2       Suntree                                         Property          MLML               Multifamily
  1.39         2       Palm Side                                       Property          MLML               Multifamily
   1.4         2       Willowood East                                  Property          MLML               Multifamily
  1.41         2       High Points                                     Property          MLML               Multifamily
  1.42         2       Redwood Hollow                                  Property          MLML               Multifamily
  1.43         2       Harbinwood                                      Property          MLML               Multifamily
  1.44         2       Oak Ridge                                       Property          MLML               Multifamily
  1.45         2       Oakwood Village - Hudson                        Property          MLML               Multifamily
  1.46         2       Valleyfield - Lexington                         Property          MLML               Multifamily
  1.47         2       Forest Village                                  Property          MLML               Multifamily
  1.48         2       Blueberry Hill I                                Property          MLML               Multifamily
  1.49         2       Pinellas Pines                                  Property          MLML               Multifamily
   1.5         2       Ketwood                                         Property          MLML               Multifamily
  1.51         2       Cedar Hill                                      Property          MLML               Multifamily
  1.52         2       Glenwood Village                                Property          MLML               Multifamily
  1.53         2       Rosewood - Columbus                             Property          MLML               Multifamily
  1.54         2       Winthrop Court                                  Property          MLML               Multifamily
  1.55         2       Parkway North                                   Property          MLML               Multifamily
  1.56         2       Northridge                                      Property          MLML               Multifamily
  1.57         2       Timbercreek                                     Property          MLML               Multifamily
  1.58         2       Hickory Place                                   Property          MLML               Multifamily
  1.59         2       Morgan Trace                                    Property          MLML               Multifamily
   1.6         2       Meadowood - Nicholasville                       Property          MLML               Multifamily
  1.61         2       Link Terrace                                    Property          MLML               Multifamily
  1.62         2       Willow Run - Stone Mountain                     Property          MLML               Multifamily
  1.63         2       Old Archer Court                                Property          MLML               Multifamily
  1.64         2       Sherbrook - Indianapolis                        Property          MLML               Multifamily
  1.65         2       Willowood - Grove City                          Property          MLML               Multifamily
  1.66         2       Riverwood                                       Property          MLML               Multifamily
  1.67         2       Willow Creek I                                  Property          MLML               Multifamily
  1.68         2       Meadowood - Cuyahoga Falls                      Property          MLML               Multifamily
  1.69         2       Oakley Woods                                    Property          MLML               Multifamily
   1.7         2       Aragon Woods                                    Property          MLML               Multifamily
  1.71         2       Greenglen II                                    Property          MLML               Multifamily
  1.72         2       Amberwood - Massillon                           Property          MLML               Multifamily
  1.73         2       Willow Run - New Albany                         Property          MLML               Multifamily
  1.74         2       Carriage Hill                                   Property          MLML               Multifamily
  1.75         2       Sandalwood                                      Property          MLML               Multifamily
  1.76         2       Andover Court                                   Property          MLML               Multifamily
  1.77         2       Heathmoore - Louisville                         Property          MLML               Multifamily
  1.78         2       Meadowood - Mansfield                           Property          MLML               Multifamily
    2          2       Empirian Multifamily Portfolio Pool 3           Loan              MLML               Multifamily
  2.01         2       Forsythia Court - Abingdon                      Property          MLML               Multifamily
  2.02         2       Ashgrove - Sterling Heights                     Property          MLML               Multifamily
  2.03         2       Woodlands - Columbus                            Property          MLML               Multifamily
  2.04         2       Greengate                                       Property          MLML               Multifamily
  2.05         2       Oak Gardens                                     Property          MLML               Multifamily
  2.06         2       Holly Ridge                                     Property          MLML               Multifamily
  2.07         2       Cherry Tree                                     Property          MLML               Multifamily
  2.08         2       Ridgewood - Lexington                           Property          MLML               Multifamily
  2.09         2       Shadow Bay                                      Property          MLML               Multifamily
   2.1         2       Sanford Court                                   Property          MLML               Multifamily
  2.11         2       Candlelight                                     Property          MLML               Multifamily
  2.12         2       Cherry Glen                                     Property          MLML               Multifamily
  2.13         2       Daniel Court                                    Property          MLML               Multifamily
  2.14         2       Ridgewood - Decatur                             Property          MLML               Multifamily
  2.15         2       Cedargate - Bloomington                         Property          MLML               Multifamily
  2.16         2       Whispering Pines                                Property          MLML               Multifamily
  2.17         2       Merrifield                                      Property          MLML               Multifamily
  2.18         2       Woodlands - Zelienople                          Property          MLML               Multifamily
  2.19         2       Annhurst - Belcamp                              Property          MLML               Multifamily
   2.2         2       Meldon Place                                    Property          MLML               Multifamily
  2.21         2       Camellia Court - Dayton                         Property          MLML               Multifamily
  2.22         2       Terrace Trace                                   Property          MLML               Multifamily
  2.23         2       Heron Pointe                                    Property          MLML               Multifamily
  2.24         2       Cedargate - Clayton                             Property          MLML               Multifamily
  2.25         2       Mark Landing I                                  Property          MLML               Multifamily
  2.26         2       Oakwood Manor                                   Property          MLML               Multifamily
  2.27         2       Miguel Place                                    Property          MLML               Multifamily
  2.28         2       Amesbury                                        Property          MLML               Multifamily
  2.29         2       University Square                               Property          MLML               Multifamily
   2.3         2       Ambergate                                       Property          MLML               Multifamily
  2.31         2       Indian Ridge                                    Property          MLML               Multifamily
  2.32         2       Applegate - Muncie                              Property          MLML               Multifamily
  2.33         2       Millburn Court                                  Property          MLML               Multifamily
  2.34         2       Ramblewood - Valdosta                           Property          MLML               Multifamily
  2.35         2       Rosewood - Louisville                           Property          MLML               Multifamily
  2.36         2       Winthrop Court I (OH)                           Property          MLML               Multifamily
  2.37         2       Capital Ridge                                   Property          MLML               Multifamily
  2.38         2       Driftwood                                       Property          MLML               Multifamily
  2.39         2       Wilcrest Woods                                  Property          MLML               Multifamily
   2.4         2       Annhurst - Indianapolis                         Property          MLML               Multifamily
  2.41         2       Manchester                                      Property          MLML               Multifamily
  2.42         2       Laurel Glen                                     Property          MLML               Multifamily
  2.43         2       Countryside Manor                               Property          MLML               Multifamily
  2.44         2       Parkville - Columbus                            Property          MLML               Multifamily
  2.45         2       Sandpiper II                                    Property          MLML               Multifamily
  2.46         2       Ranchside                                       Property          MLML               Multifamily
  2.47         2       Westway                                         Property          MLML               Multifamily
  2.48         2       Jefferson Way I                                 Property          MLML               Multifamily
  2.49         2       Wentworth                                       Property          MLML               Multifamily
   2.5         2       Roanoke - Louisville                            Property          MLML               Multifamily
  2.51         2       Applegate - Columbus                            Property          MLML               Multifamily
  2.52         2       Valleybrook                                     Property          MLML               Multifamily
  2.53         2       Brandon Court                                   Property          MLML               Multifamily
  2.54         2       Ashford Hill                                    Property          MLML               Multifamily
  2.55         2       Shadow Ridge                                    Property          MLML               Multifamily
  2.56         2       Sutton Place                                    Property          MLML               Multifamily
  2.57         2       Greenbriar Glen                                 Property          MLML               Multifamily
  2.58         2       Ridgewood - Louisville                          Property          MLML               Multifamily
  2.59         2       Meadowland                                      Property          MLML               Multifamily
   2.6         2       West of Eastland                                Property          MLML               Multifamily
  2.61         2       Timberwood                                      Property          MLML               Multifamily
  2.62         2       Stonehenge - Indianapolis                       Property          MLML               Multifamily
  2.63         2       Springwood                                      Property          MLML               Multifamily
  2.64         2       Meadowood - Franklin                            Property          MLML               Multifamily
  2.65         2       Foxton II                                       Property          MLML               Multifamily
  2.66         2       Glen Arm Manor                                  Property          MLML               Multifamily
  2.67         2       Slate Run - Hopkinsville                        Property          MLML               Multifamily
  2.68         2       Stonehenge I                                    Property          MLML               Multifamily
  2.69         2       Sherbrook - Columbus                            Property          MLML               Multifamily
   2.7         2       Millburn                                        Property          MLML               Multifamily
  2.71         2       Barrington                                      Property          MLML               Multifamily
  2.72         2       Hickory Mill                                    Property          MLML               Multifamily
  2.73         2       Stonehenge - Glasgow                            Property          MLML               Multifamily
  2.74         2       Quail Call                                      Property          MLML               Multifamily
  2.75         2       Stonehenge - Massillon                          Property          MLML               Multifamily
  2.76         2       Spicewood                                       Property          MLML               Multifamily
  2.77         2       Whisperwood                                     Property          MLML               Multifamily
  2.78         2       Slate Run - Miamisburg                          Property          MLML               Multifamily
  2.79         2       Beckford Place - New Castle                     Property          MLML               Multifamily
    3          1       Town Center at Cobb                             Loan              MLML               Retail
               1       U-Haul Self Storage Portfolio 14, 15, 16, 17    Crossed           MLML               Self Storage
    6          1       U-Haul SAC 14                                   Loan              MLML               Self Storage
  6.01         1       U-Haul Lincoln Park                             Property          MLML               Self Storage
  6.02         1       U-Haul Center North Rancho                      Property          MLML               Self Storage
  6.03         1       U-Haul Center Albany                            Property          MLML               Self Storage
  6.04         1       U-Haul Of Inwood                                Property          MLML               Self Storage
  6.05         1       U-Haul Center Texas Avenue                      Property          MLML               Self Storage
  6.06         1       U-Haul Center Of Olathe                         Property          MLML               Self Storage
    7          1       U-Haul SAC 17                                   Loan              MLML               Self Storage
  7.01         1       U-Haul Of Medford                               Property          MLML               Self Storage
  7.02         1       U-Haul Center Of Round Rock                     Property          MLML               Self Storage
  7.03         1       U-Haul Kings Highway                            Property          MLML               Self Storage
  7.04         1       U-Haul Center Rockville                         Property          MLML               Self Storage
  7.05         1       U-Haul Center Downtown                          Property          MLML               Self Storage
  7.06         1       U-Haul Center Beaumont                          Property          MLML               Self Storage
    8          1       U-Haul SAC 15                                   Loan              MLML               Self Storage
  8.01         1       U-Haul Center Of Salisbury                      Property          MLML               Self Storage
  8.02         1       U-Haul Storage Glendora                         Property          MLML               Self Storage
  8.03         1       U-Haul Storage Black Rock                       Property          MLML               Self Storage
  8.04         1       U-Haul Storage Ivar Avenue                      Property          MLML               Self Storage
  8.05         1       U-Haul Storage Tarrant Road                     Property          MLML               Self Storage
  8.06         1       U-Haul Storage Waxahachie                       Property          MLML               Self Storage
  8.07         1       U-Haul Storage Laurelwood                       Property          MLML               Self Storage
  8.08         1       U-Haul Storage Business Avenue                  Property          MLML               Self Storage
  8.09         1       U-Haul Storage I-30                             Property          MLML               Self Storage
   8.1         1       U-Haul Storage Hulen                            Property          MLML               Self Storage
    9          1       U-Haul SAC 16                                   Loan              MLML               Self Storage
  9.01         1       U-Haul Center White Lane                        Property          MLML               Self Storage
  9.02         1       U-Haul Storage South Side                       Property          MLML               Self Storage
  9.03         1       U-Haul Storage Sycamore Avenue                  Property          MLML               Self Storage
  9.04         1       U-Haul Storage Burlington                       Property          MLML               Self Storage
  9.05         1       U-Haul Storage Westchase                        Property          MLML               Self Storage
  9.06         1       U-Haul Storage Alma                             Property          MLML               Self Storage
  9.07         1       U-Haul Storage Rio Salado                       Property          MLML               Self Storage
  9.08         1       U-Haul Storage Ridgeway Avenue                  Property          MLML               Self Storage
  9.09         1       U-Haul Storage Middletown                       Property          MLML               Self Storage
   9.1         1       U-Haul Storage Rufe Snow                        Property          MLML               Self Storage
   11          1       Gwinnett Place                                  Loan              MLML               Retail
   13          1       Mann & Sylmar Biomedical Parks                  Loan              MLML               Mixed Use
  13.01        1       Mann Biomedical Park                            Property          MLML               Mixed Use
  13.02        1       Sylmar Biomedical Park                          Property          MLML               Mixed Use
   20          1       University West Apartments                      Loan              MLML               Multifamily
  20.01        1       Mortensen Place                                 Property          MLML               Multifamily
  20.02        1       Fieldstone Grand                                Property          MLML               Multifamily
  20.03        1       Celtic Place Apartments                         Property          MLML               Multifamily
  20.04        1       Fieldstone Townhomes & Apartments               Property          MLML               Multifamily
  20.05        1       Bird Place Apartments                           Property          MLML               Multifamily
  20.06        1       4501 & 4509 Steinbeck Street                    Property          MLML               Multifamily
  20.07        1       4502 & 4510 Steinbeck Street                    Property          MLML               Multifamily
  20.08        1       4518 Steinbeck Street                           Property          MLML               Multifamily
  20.09        1       4533 Steinbeck Street                           Property          MLML               Multifamily
  20.1         1       4541 Steinbeck Street                           Property          MLML               Multifamily
   21          1       FIDM Los Angeles                                Loan              MLML               Office
   22          1       Kapaa Quarry Industrial Complex                 Loan              MLML               Industrial
   34          2       Weston Ranch Apartments                         Loan              MLML               Multifamily
   48          1       Grand Mart-Little River                         Loan              MLML               Retail
   52          2       Cobblestone Crossing                            Loan              MLML               Multifamily
   53          1       Huntington Park Retail                          Loan              MLML               Retail
  53.01        1       Pacific Belgrave Retail Center                  Property          MLML               Retail
  53.02        1       Pacific Randolph Center                         Property          MLML               Retail
   54          2       Sunrise Fountains Apartments                    Loan              MLML               Multifamily
   55          1       Thunderbird Paseo Medical Plaza                 Loan              MLML               Office
   58          1       Azusa Center                                    Loan              MLML               Retail
   60          1       Palm Beach Office Building                      Loan              MLML               Office
   61          1       Lexus of Fremont                                Loan              MLML               Retail
   66          1       Malibu Vista Plaza                              Loan              MLML               Office
   68          1       North Bay Centre                                Loan              MLML               Retail
   80          1       Rivergate Shopping Center                       Loan              MLML               Retail
   82          2       Forest Meadow Apartments                        Loan              MLML               Multifamily
   83          1       Gander Mountain                                 Loan              MLML               Retail
   84          1       8360 & 7318 Melrose                             Loan              MLML               Mixed Use
  84.01        1       8360 Melrose                                    Property          MLML               Mixed Use
  84.02        1       7318 Melrose                                    Property          MLML               Mixed Use
   102         1       Lakewood Ranch                                  Loan              MLML               Office
   103         2       Germantown Garden Apartments                    Loan              MLML               Multifamily
   104         1       Charlestown Crossing                            Loan              MLML               Retail
   108         1       815 Middle Ground Boulevard                     Loan              MLML               Retail
   112         1       Cedar Cliff                                     Loan              MLML               Mixed Use
 112.01        1       Cedar Cliff Shopping Center                     Property          MLML               Retail
 112.02        1       Cedar Cliff Office Building                     Property          MLML               Office
   115         1       Rush Creek Shopping Center                      Loan              MLML               Retail
   116         1       Hilton Garden Inn - Fort Wayne                  Loan              MLML               Hospitality
   118         1       North Shore Office                              Loan              MLML               Office
   124         1       Towne Centre North                              Loan              MLML               Retail
   125         1       Centerpointe - Wickes Furniture                 Loan              MLML               Retail
   126         1       Brentwood Village Shopping Center               Loan              MLML               Retail
   129         1       Janaf Crossings                                 Loan              MLML               Retail
   143         1       Bryant Portfolio                                Loan              MLML               Manufactured Housing
 143.01        1       Navarre Beach                                   Property          MLML               Manufactured Housing
 143.02        1       Gulf Pines                                      Property          MLML               Manufactured Housing
   144         1       CVS -  Monroe                                   Loan              MLML               Retail
   147         1       Eastgate Shopping Center                        Loan              MLML               Retail
   149         2       The Park at Westover                            Loan              MLML               Multifamily
   151         1       Bailey Brothers Shoppes                         Loan              MLML               Retail
   161         1       Cottonwood Crest                                Loan              MLML               Office
   162         2       Raintree Apartments                             Loan              MLML               Multifamily
   164         1       ZYA Merrimack                                   Loan              MLML               Retail
   172         2       Kavanaugh - Napier Multifamily Portfolio        Loan              MLML               Multifamily
 172.01        2       Mossy Pond Apartments                           Property          MLML               Multifamily
 172.02        2       Woodland Apartments                             Property          MLML               Multifamily
 172.03        2       Steelman Apartments                             Property          MLML               Multifamily
 172.04        2       Heatherwood Apartments                          Property          MLML               Multifamily
   196         1       Crosspointe Plaza                               Loan              MLML               Retail
   202         1       Frisco Plaza II                                 Loan              MLML               Retail
   211         1       Inman Plaza                                     Loan              MLML               Retail
   257         1       Old Post Plaza                                  Loan              MLML               Retail
   267         1       Commerce Bank - Edison                          Loan              MLML               Retail

                                                                                                              CUT-OFF DATE
LOAN #    STREET ADDRESS                       CITY                   COUNTY         STATE     ZIP CODE       BALANCE ($)
------------------------------------------------------------------------------------------------------------------------------

   1      Various                              Various                Various        Various   Various            384,750,000
 1.01     100 Indian Lake Drive                Morrow                 Clayton        GA        30260               11,120,000
 1.02     302 West General Stewart Way         Hinesville             Liberty        GA        31313               10,310,000
 1.03     8725 Del Ray Court                   Tampa                  Hillsborough   FL        33617               10,122,000
 1.04     318 Monks Court                      Lake Mary              Seminole       FL        32746               10,120,000
 1.05     101 Mosswood Circle                  Winter Springs         Seminole       FL        32708                9,160,000
 1.06     1927 A Sanford Circle                Sarasota               Sarasota       FL        34234                8,568,000
 1.07     4959 Oakhurst Drive                  Indianapolis           Marion         IN        46254                8,450,000
 1.08     3008 Acadia Court                    Bloomington            Monroe         IN        47401                8,400,000
 1.09     5 Sandalwood Drive                   Ft. Walton Beach       Okaloosa       FL        32548                8,200,000
  1.1     3402 Marabou Mills Drive             Indianapolis           Marion         IN        46214                7,600,000
 1.11     5549 Rosewood Commons Drive          Indianapolis           Marion         IN        46254                7,190,000
 1.12     4975 Clancy Court                    Gahanna                Franklin       OH        43230                7,160,000
 1.13     1801 Sugartree Circle                New Smyrna Beach       Volusia        FL        32168                7,140,000
 1.14     2549 Center West Parkway             Augusta                Richmond       GA        30909                6,880,000
 1.15     15300 West Colonial Drive            Winter Garden          Orange         FL        34787                6,610,000
 1.16     833 Frost Road                       Streetsboro            Portage        OH        44241                6,400,000
 1.17     1530 Windwood Drive North East       Palm Bay               Brevard        FL        32905                6,300,000
 1.18     1284 Hidden Circle- East             Sarasota               Manatee        FL        34243                6,290,000
 1.19     3385 Creek Ridge Road                Brandon                Hillsborough   FL        33511                6,290,000
  1.2     5111 Elmhurst Street                 West Palm Beach        Palm Beach     FL        33417                6,230,000
 1.21     41299 Heathmoore Court               Canton                 Wayne          MI        48187                6,160,000
 1.22     2091 Olivewood Drive                 Indianapolis           Marion         IN        46219                5,920,000
 1.23     1050 Plumrose Drive                  Columbus               Franklin       OH        43228                5,860,000
 1.24     1410 Sheridan Drive                  Lancaster              Fairfield      OH        43130                5,820,000
 1.25     806 Granite Drive                    Louisville             Jefferson      KY        40223                5,750,000
 1.26     3875 Darien Highway                  Brunswick              Glynn          GA        31525                5,480,000
 1.27     6 Roanoke Lane                       Rochester Hills        Oakland        MI        48309                5,280,000
 1.28     535 North Lewis Run                  Clairton               Allegheny      PA        15025                5,200,000
 1.29     2202 Roseanne Court                  Fairborn               Greene         OH        45324                5,040,000
  1.3     2228 Bruce Road                      Delaware               Delaware       OH        43015                5,010,000
 1.31     7884 Rhapsody Drive                  Dublin                 Franklin       OH        43016                5,000,000
 1.32     2288 Suffolk Lane                    Grove City             Franklin       OH        43123                4,980,000
 1.33     5350 Jasmine Lane                    Hilliard               Franklin       OH        43026                4,940,000
 1.34     705 South Lincoln                    Kent                   Portage        OH        44240                4,800,000
 1.35     1529-C North East 39th Avenue        Ocala                  Marion         FL        34470                4,790,000
 1.36     1425 King George Boulevard           Savannah               Chatham        GA        31419                4,790,000
 1.37     4772 Elmhurst Road                   West Palm Beach        Palm Beach     FL        33417                4,720,000
 1.38     4602 Cresthaven Boulevard            West Palm Beach        Palm Beach     FL        33415                4,580,000
 1.39     210 Interchange Drive                Palm Bay               Brevard        FL        32907                4,480,000
  1.4     3787 Willowood Drive                 Indianapolis           Marion         IN        46235                4,480,000
 1.41     6611 Trichel Lane                    New Port Richey        Pasco          FL        34653                4,290,000
 1.42     600 Weakley Lane                     Smyrna                 Rutherford     TN        37167                4,250,000
 1.43     1295 Harbins Road                    Norcross               Gwinnett       GA        30093                4,240,000
 1.44     1600 South Highway 27                Clermont               Lake           FL        34711                4,220,000
 1.45     18933 Quercus Street                 Hudson                 Pasco          FL        34667                4,040,000
 1.46     2875 Palumbo Drive                   Lexington              Fayette        KY        40509                4,000,000
 1.47     1481 Forest Hill Road                Macon                  Bibb           GA        31210                4,000,000
 1.48     33230 Ryan Drive                     Leesburg               Lake           FL        34788                3,970,000
 1.49     8501 52nd Street North               Pinellas Park          Pinellas       FL        33781                3,950,000
  1.5     2224-G Ketwood Place                 Kettering              Montgomery     OH        45420                3,800,000
 1.51     8324 Gleason Drive                   Knoxville              Knox           TN        37919                3,660,000
 1.52     1420 Gray Highway                    Macon                  Bibb           GA        31211                3,600,000
 1.53     5470 Yellowbud Drive                 Columbus               Franklin       OH        43231                3,560,000
 1.54     720 Ridgeview Drive                  Frankfort              Franklin       KY        40601                3,540,000
 1.55     8049 Stillwater Court North West     Ft. Myers              Lee            FL        33903                3,520,000
 1.56     400 Northside Drive                  Carrollton             Carroll        GA        30117                3,520,000
 1.57     2140 Timbercreek Dive                Toledo                 Lucas          OH        43615                3,490,000
 1.58     2323 South West 35th Place           Gainesville            Alachua        FL        32608                3,380,000
 1.59     4065 Jonesboro Road                  Union City             Fulton         GA        30291                3,360,000
  1.6     201 Orchard Drive                    Nicholasville          Jessamine      KY        40356                3,350,000
 1.61     110 Link Street                      Hinesville             Liberty        GA        31313                3,280,000
 1.62     4941 Central Drive                   Stone Mountain         Dekalb         GA        30083                3,280,000
 1.63     3001 SW Archer Road                  Gainesville            Alachua        FL        32608                3,210,000
 1.64     8026 McFarland Court                 Indianapolis           Marion         IN        46227                3,200,000
 1.65     3466 Willowood Place                 Grove City             Franklin       OH        43123                3,010,000
 1.66     4803 Street Johns Avenue             Palatka                Putnam         FL        32177                2,980,000
 1.67     101 Rhodes Lane                      Griffin                Spalding       GA        30224                2,720,000
 1.68     3202 Prange Drive                    Cuyahoga Falls         Summit         OH        44223                2,680,000
 1.69     6300 Oakley Road                     Union City             Fulton         GA        30291                2,640,000
  1.7     8172 Aragon Woods Drive              Indianapolis           Marion         IN        46214                2,580,000
 1.71     2015 North Mccord Road               Toledo                 Lucas          OH        43615                2,560,000
 1.72     3648-A Wales Avenue North West       Massillon              Stark          OH        44646                2,430,000
 1.73     One Plaza Drive                      New Albany             Floyd          IN        47150                2,400,000
 1.74     604 Hillcrest Parkway                Dublin                 Laurens        GA        31021                2,250,000
 1.75     4804 West Bancroft Street            Toledo                 Lucas          OH        43615                2,250,000
 1.76     1095-A Beech Street                  Mt. Vernon             Knox           OH        43050                2,080,000
 1.77     11559 Ford Place                     Louisville             Jefferson      KY        40241                2,060,000
 1.78     798 Straub Road                      Mansfield              Richland       OH        44904                1,780,000
   2      Various                              Various                Various        Various   Various            330,250,000
 2.01     300-B Forsythia Drive                Abingdon               Harford        MD        21009               10,320,000
 2.02     15151 Ashgrove Drive                 Sterling Hts.          Macomb         MI        48313                9,840,000
 2.03     5354 Deerbrook Lane                  Columbus               Franklin       OH        43213                9,000,000
 2.04     2357-B Greengate Circle              West Palm Beach        Palm Beach     FL        33415                8,400,000
 2.05     2484 Oak Garden Lane                 Hollywood              Broward        FL        33020                8,180,000
 2.06     3215 South West 52nd Avenue          Pembroke Park          Broward        FL        33023                7,640,000
 2.07     9 Windsor Way                        Rosedale               Baltimore      MD        21237                7,180,000
 2.08     2170 Fort Harrods Drive              Lexington              Fayette        KY        40513                6,620,000
 2.09     8833 Old Kings Road South            Jacksonville           Duval          FL        32257                6,380,000
  2.1     3291 South Sanford Avenue            Sanford                Seminole       FL        32773                6,150,000
 2.11     965 Candlelight Boulevard            Brooksville            Hernando       FL        34601                5,950,000
 2.12     2752 Cherry Glen Way                 Indianapolis           Marion         IN        46227                5,760,000
 2.13     640 Daniel Court                     Cincinnati             Clermont       OH        45244                5,640,000
 2.14     3863 Memorial Drive                  Decatur                Dekalb         GA        30032                5,600,000
 2.15     3073 East Amy Lane                   Bloomington            Monroe         IN        47401                5,600,000
 2.16     4591 Whispering Pines Lane           Ft. Pierce             Saint Lucie    FL        34982                5,440,000
 2.17     1027 Adams Avenue                    Salisbury              Wicomico       MD        21804                5,400,000
 2.18     700 Woodlands Drive                  Zelienople             Butler         PA        16063                5,250,000
 2.19     4600-C Annhurst Drive                Belcamp                Harford        MD        21017                5,120,000
  2.2     1736-C Brownstone Boulevard          Toledo                 Lucas          OH        43614                5,040,000
 2.21     4542 Kalida Court                    Dayton                 Montgomery     OH        45424                4,940,000
 2.22     9135 Talina Lane                     Tampa                  Hillsborough   FL        33637                4,870,000
 2.23     2553 State Road (Heron Pointe)       Atlantic Beach         Duval          FL        32233                4,860,000
 2.24     701 North Union Road                 Clayton                Montgomery     OH        45315                4,830,000
 2.25     7967 SE Courtney Terrace             Hobe Sound             Martin         FL        33455                4,800,000
 2.26     2650 North 26th Terrace              Hollywood              Broward        FL        33020                4,730,000
 2.27     8940 Miguel Place                    Port Richey            Pasco          FL        34668                4,650,000
 2.28     3155 Harshman Drive                  Reynoldsburg           Franklin       OH        43068                4,650,000
 2.29     2900 University Square Drive         Tampa                  Hillsborough   FL        33612                4,610,000
  2.3     2233 Ambergate Lane                  West Palm Beach        Palm Beach     FL        33415                4,580,000
 2.31     2924 Miccosukee Road                 Tallahassee            Leon           FL        32308                4,430,000
 2.32     4055 North Everett Road              Muncie                 Delaware       IN        47304                4,430,000
 2.33     8324 Millwheel Drive                 Centerville            Montgomery     OH        45458                4,380,000
 2.34     3131 North Oak Street                Valdosta               Lowndes        GA        31602                4,320,000
 2.35     13905 Sassafras Tree Drive           Louisville             Jefferson      KY        40245                4,280,000
 2.36     2531 Arborview Drive                 Columbus               Franklin       OH        43229                4,240,000
 2.37     3255 Capitol Circle North East       Tallahassee            Leon           FL        32308                3,900,000
 2.38     91 11th Street West                  Atlantic Beach         Duval          FL        32233                3,810,000
 2.39     701 Penn Waller Road                 Savannah               Chatham        GA        31410                3,800,000
  2.4     4958 Dawn Drive                      Indianapolis           Marion         IN        46268                3,740,000
 2.41     2900 Coronet Lane                    Jacksonville           Duval          FL        32207                3,700,000
 2.42     4191 Lake Acworth Drive              Acworth                Cobb           GA        30101                3,640,000
 2.43     8800 Countryside Way                 Douglasville           Douglas        GA        30134                3,600,000
 2.44     2346 Parkgreen Place                 Columbus               Franklin       OH        43229                3,560,000
 2.45     2403 South 25th Street               Ft. Pierce             Saint Lucie    FL        34981                3,450,000
 2.46     2508 Ranchside Terrace               New Port Richey        Pasco          FL        34655                3,430,000
 2.47     2006 Commercial Drive South          Brunswick              Glynn          GA        31525                3,360,000
 2.48     409 Jefferson Avenue                 Orange Park            Clay           FL        32065                3,320,000
 2.49     27010 Wentworth Drive                Roseville              Macomb         MI        48066                3,320,000
  2.5     4603 Roxann Boulevard                Louisville             Jefferson      KY        40218                3,180,000
 2.51     2230 Applegate Drive                 Columbus               Bartholomew    IN        47203                3,150,000
 2.52     169 Roscoe Road                      Newnan                 Coweta         GA        30263                3,120,000
 2.53     2381 Brandon Court                   Bloomington            Monroe         IN        47401                3,080,000
 2.54     1367 Beeler Drive                    Reynoldsburg           Franklin       OH        43068                3,020,000
 2.55     2424 West Tharpe Street              Tallahassee            Leon           FL        32303                3,000,000
 2.56     3150 Pyramid Parkway                 Lakeland               Polk           FL        33805                3,000,000
 2.57     3030 Continental Colony Parkway      Atlanta                Fulton         GA        30331                3,000,000
 2.58     3206 Abshire Lane                    Louisville             Jefferson      KY        40220                2,910,000
 2.59     200 Crane Drive                      Bogart                 Clarke         GA        30622                2,880,000
  2.6     3752 Knightsway Lane                 Columbus               Franklin       OH        43232                2,820,000
 2.61     710 Mason Terrace Road               Perry                  Houston        GA        31069                2,640,000
 2.62     7980 Dunston Drive                   Indianapolis           Marion         IN        46239                2,640,000
 2.63     5470 Yellowbud Drive                 Columbus               Franklin       OH        43229                2,640,000
 2.64     820 Hospital Road                    Franklin               Johnson        IN        46131                2,560,000
 2.65     4341 Foxton Court                    Dayton                 Montgomery     OH        45414                2,540,000
 2.66     2609 Gillionville Road               Albany                 Dougherty      GA        31707                2,410,000
 2.67     850-A North Elm Street               Hopkinsville           Christian      KY        42240                2,400,000
 2.68     3735 South A Street                  Richmond               Wayne          IN        47374                2,400,000
 2.69     6677 Guinevere Drive                 Columbus               Franklin       OH        43229                2,360,000
  2.7     4392 Millburn Avenue                 Stow                   Summit         OH        44224                2,320,000
 2.71     750 Northern Avenue                  Clarkston              Dekalb         GA        30021                2,240,000
 2.72     2769 Hickory Mill Drive              Hilliard               Franklin       OH        43026                2,220,000
 2.73     1000 Stonehenge Place                Glasgow                Barren         KY        42141                2,080,000
 2.74     2414 North Brierwood Drive           Albany                 Dougherty      GA        31705                2,080,000
 2.75     799 17th Street North West           Massillon              Stark          OH        44646                2,080,000
 2.76     3700 Brill Road                      Indianapolis           Marion         IN        46227                1,920,000
 2.77     1506 East 16th Avenue                Cordele                Crisp          GA        31015                1,730,000
 2.78     248 Heincke Road                     Miamisburg             Montgomery     OH        45342                1,680,000
 2.79     2900 South Memorial Drive            New Castle             Henry          IN        47362                1,410,000
   3      400 Ernest West Barrett Parkway      Kennesaw               Cobb           GA        30144              280,000,000
          Various                              Various                Various        Various   Various            135,891,937
   6      Various                              Various                Various        Various   Various             36,141,061
 6.01     1200 West Fullerton                  Chicago                Cook           IL        60614                9,531,368
 6.02     3969 North Rancho Drive              Las Vegas              Clark          NV        89130                6,851,514
 6.03     139 Broadway                         Albany                 Albany         NY        12202                6,488,804
 6.04     20A Sheridan Boulevard               Inwood                 Nassau         NY        11096                5,758,389
 6.05     2813 Texas Avenue                    College Station        Brazos         TX        77840                3,924,857
 6.06     12540 South Rogers Road              Olathe                 Johnson        KS        66062                3,586,128
   7      Various                              Various                Various        Various   Various             34,302,533
 7.01     600 Mystic Valley Parkway            Somerville             Middlesex      MA        2144                15,747,391
 7.02     1535 Round Rock Avenue               Round Rock             Williamson     TX        78681                4,543,362
 7.03     1641 South Kings Highway             Saint Louis            Saint Louis    MO        63110                3,821,940
 7.04     230-240 Maple Avenue                 Rockville Centre       Nassau         NY        11570                3,808,950
 7.05     1301 Monticello Avenue               Norfolk                Norfolk        VA        23510                3,752,995
 7.06     3885 Milam                           Beaumont               Jefferson      TX        77701                2,627,896
   8      Various                              Various                Various        Various   Various             33,473,197
 8.01     6 Merrill Street                     Salisbury              Essex          MA        1952                 9,009,786
 8.02     1301 East Route 66                   Glendora               Los Angeles    CA        91740                4,610,308
 8.03     3029 Fairfield Avenue                Bridgeport             Fairfield      CT        6605                 4,567,343
 8.04     3527 Ivar Avenue                     Rosemead               Los Angeles    CA        91770                4,101,716
 8.05     2455 Tarrant Road                    Grand Prairie          Tarrant        TX        75050                2,453,036
 8.06     1103 West 287 Bypass                 Waxahachie             Ellis          TX        75165                2,182,253
 8.07     611 Blackwood Clementon Road         Lindenwold             Camden         NJ        8024                 1,990,406
 8.08     5600 Business Avenue                 Clay                   Onondaga       NY        13041                1,691,645
 8.09     9302 Interstate Highway 30           Little Rock            Pulaski        AR        72209                1,545,762
  8.1     7225 South Hulen                     Fort Worth             Tarrant        TX        76133                1,320,942
   9      Various                              Various                Various        Various   Various             31,975,145
 9.01     6201 - 6261 White Lane               Bakersfield            Kern           CA        93309                4,898,193
 9.02     2101 South Kingshighway Boulevard    Saint Louis            Saint Louis    MO        63110                4,817,256
 9.03     36 North Sycamore Avenue             Pasadena               Los Angeles    CA        91107                4,116,800
 9.04     94 Connecticut Drive                 Burlington             Burlington     NJ        8016                 4,074,833
 9.05     7741-43 Eckhert Road                 San Antonio            Bexar          TX        78240                3,658,156
 9.06     3401 Alma Drive                      Plano                  Collin         TX        75023                2,783,836
 9.07     500 North Scottsdale Road            Tempe                  Maricopa       AZ        85281                2,712,891
 9.08     2055 Ridgeway Avenue                 Rochester              Monroe         NY        14626                2,263,241
 9.09     1200 Newfield Street (Route 3)       Middletown             Middlesex      CT        6457                 1,982,459
  9.1     6550 Browning Drive                  North Richland Hills   Tarrant        TX        76180                  667,481
  11      2100 Pleasant Hill Road              Duluth                 Gwinnett       GA        30096              115,000,000
  13      Various                              Various                Los Angeles    CA        Various             65,000,000
 13.01    25100 Rye Canyon Loop                Santa Clarita          Los Angeles    CA        91355               56,000,000
 13.02    12744 San Fernando Road              Sylmar                 Los Angeles    CA        91342                9,000,000
  20      Various                              Ames                   Story          IA        50014               35,200,000
 20.01    800-1106 Pinon Drive                 Ames                   Story          IA        50014                9,295,000
 20.02    1405-1425 Coconino Road              Ames                   Story          IA        50014                7,967,000
 20.03    1300 Coconino Drive                  Ames                   Story          IA        50014                6,383,000
 20.04    4305-4345 Maricopa Drive             Ames                   Story          IA        50014                5,376,000
 20.05    1400 Coconino Drive                  Ames                   Story          IA        50014                3,064,000
 20.06    4501 & 4509 Steinbeck Street         Ames                   Story          IA        50014                  890,000
 20.07    4502 & 4510 Steinbeck Street         Ames                   Story          IA        50014                  890,000
 20.08    4518 Steinbeck Street                Ames                   Story          IA        50014                  445,000
 20.09    4533 Steinbeck Street                Ames                   Story          IA        50014                  445,000
 20.1     4541 Steinbeck Street                Ames                   Story          IA        50014                  445,000
  21      919 South Grand Avenue               Los Angeles            Los Angeles    CA        90015               33,000,000
  22      905 & 909 Kalanianaole Highway       Kailua                 Honolulu       HI        96734               31,975,836
  34      4095 Lawson's Ridge Drive            Madison                Madison        AL        35757               22,500,000
  48      6229-6259 Little River Turnpike      Alexandria             Fairfax        VA        22312               18,392,013
  52      1808 Cobblestone Way South           Terre Haute            Vigo           IN        47802               17,400,000
  53      6001-6081 Pacific Boulevard          Huntington Park        Los Angeles    CA        90255               17,200,000
 53.01    6001-6021 Pacific Boulevard          Huntington Park        Los Angeles    CA        90255                8,835,368
 53.02    6041-6081 Pacific Boulevard          Huntington Park        Los Angeles    CA        90255                8,364,632
  54      2104 South Lewis Street              Anaheim                Orange         CA        92802               17,160,000
  55      5601-5605 West Eugie Avenue          Glendale               Maricopa       AZ        85304               17,000,000
  58      1123-1175 East Alosta Avenue         Azusa                  Los Angeles    CA        91702               15,600,000
  60      4400 PGA Boulevard                   Palm Beach Gardens     Palm Beach     FL        33410               15,000,000
  61      5600 Cushing Parkway                 Fremont                Alameda        CA        94538               14,988,473
  66      22761 Pacific Coast Highway          Malibu                 Los Angeles    CA        90265               14,000,000
  68      6305 Commerce Boulevard              Rohnert Park           Sonoma         CA        94928               13,000,000
  80      2310-2352 Sunrise Boulevard          Rancho Cordova         Sacramento     CA        95670               10,300,000
  82      1000 West Forest Meadows Street      Flagstaff              Coconino       AZ        86001               10,300,000
  83      550 Belz Outlet Boulevard            St. Augustine          Saint Johns    FL        32084               10,226,000
  84      8360 & 7318 Melrose Avenue           Los Angeles            Los Angeles    CA        90069               10,144,086
 84.01    8360 Melrose Avenue                  Los Angeles            Los Angeles    CA        90069                8,371,305
 84.02    7318 Melrose Avenue                  Los Angeles            Los Angeles    CA        90069                1,772,781
  102     5501 Communications Parkway          Sarasota               Sarasota       FL        34240                8,492,721
  103     730 Germantown Circle                East Ridge             Hamilton       TN        37412                8,400,000
  104     1260 Stelton Road                    Piscataway             Middlesex      NJ        8854                 8,250,000
  108     815 Middle Ground Boulevard          Newport News           Newport News   VA        23606                7,470,000
  112     2121 & 2125 Cliff Road               Eagan                  Dakota         MN        55122                7,330,000
112.01    2125 Cliff Road                      Eagan                  Dakota         MN        55122                5,640,000
112.02    2121 Cliff Road                      Eagan                  Dakota         MN        55122                1,690,000
  115     2506-2610 West Pioneer Parkway       Pantego                Tarrant        TX        76013                7,000,000
  116     8615 US 24 West                      Fort Wayne             Allen          IN        46804                6,971,251
  118     4093 North West Urbandale Drive      Urbandale              Polk           IA        50322                6,894,267
  124     6 & 8 Stonebridge Boulevard          Jackson                Jackson        TN        38305                6,400,000
  125     26520 Carl Boyer Drive               Santa Clarita          Los Angeles    CA        91350                6,330,000
  126     8017 South 84th Street               La Vista               Sarpy          NE        68128                6,250,000
  129     5900 East Virginia Beach Boulevard   Norfolk                Norfolk        VA        23502                6,080,000
  143     Various                              Various                Santa Rosa     FL        Various              4,780,000
143.01    9201 Navarre Parkway                 Navarre                Santa Rosa     FL        32566                3,967,400
143.02    8700 Gulf Pines Drive                Milton                 Santa Rosa     FL        32583                  812,600
  144     306 Applegarth Road                  Monroe                 Middlesex      NJ        8831                 4,775,000
  147     660 East Boise Avenue                Boise                  Ada            ID        83706                4,693,616
  149     1000 Burton Hill Road                Fort Worth             Tarrant        TX        76114                4,600,000
  151     4673 Highway 280 East                Birmingham             Shelby         AL        35242                4,496,843
  161     1996 East 6400 South                 Murray                 Salt Lake      UT        84121                4,080,000
  162     800 South Highway 1417               Sherman                Grayson        TX        75092                3,997,269
  164     11 Executive Park Drive              Merrimack              Hillsborough   NH        3054                 3,995,840
  172     Various                              Various                Various        MS        Various              3,793,278
172.01    337-361 Richburg Road                Hattiesburg            Lamar          MS        39402                1,597,170
172.02    403 North 39th Avenue                Hattiesburg            Forrest        MS        39401                  918,373
172.03    361 Steelman Road                    Hattiesburg            Lamar          MS        39402                  638,868
172.04    246 McMahon Road                     Purvis                 Lamar          MS        39475                  638,868
  196     285 Route 18 South                   East Brunswick         Middlesex      NJ        8816                 2,400,000
  202     9288 State Highway 121               Frisco                 Collin         TX        75035                2,293,312
  211     976 Inman Avenue                     Edison                 Middlesex      NJ        8820                 2,100,000
  257     2263-2267 Woodbridge Avenue          Edison                 Middlesex      NJ        8817                 1,300,000
  267     2064 Oak Tree Road                   Edison                 Middlesex      NJ        8820                   960,000

            ORIGINAL     MONTHLY P&I DEBT   ANNUAL P&I DEBT     INTEREST      PRIMARY          MASTER         TRUSTEE AND
LOAN #    BALANCE ($)       SERVICE ($)       SERVICE ($)        RATE %    SERVICING FEE   SERVICING FEE   PAYING AGENT FEE
-------------------------------------------------------------------------------------------------------------------------------

   1       384,750,000       2,265,256.09   27,183,073.08      5.8315           0.010           0.010               0.0005
 1.01       11,120,000
 1.02       10,310,000
 1.03       10,122,000
 1.04       10,120,000
 1.05        9,160,000
 1.06        8,568,000
 1.07        8,450,000
 1.08        8,400,000
 1.09        8,200,000
  1.1        7,600,000
 1.11        7,190,000
 1.12        7,160,000
 1.13        7,140,000
 1.14        6,880,000
 1.15        6,610,000
 1.16        6,400,000
 1.17        6,300,000
 1.18        6,290,000
 1.19        6,290,000
  1.2        6,230,000
 1.21        6,160,000
 1.22        5,920,000
 1.23        5,860,000
 1.24        5,820,000
 1.25        5,750,000
 1.26        5,480,000
 1.27        5,280,000
 1.28        5,200,000
 1.29        5,040,000
  1.3        5,010,000
 1.31        5,000,000
 1.32        4,980,000
 1.33        4,940,000
 1.34        4,800,000
 1.35        4,790,000
 1.36        4,790,000
 1.37        4,720,000
 1.38        4,580,000
 1.39        4,480,000
  1.4        4,480,000
 1.41        4,290,000
 1.42        4,250,000
 1.43        4,240,000
 1.44        4,220,000
 1.45        4,040,000
 1.46        4,000,000
 1.47        4,000,000
 1.48        3,970,000
 1.49        3,950,000
  1.5        3,800,000
 1.51        3,660,000
 1.52        3,600,000
 1.53        3,560,000
 1.54        3,540,000
 1.55        3,520,000
 1.56        3,520,000
 1.57        3,490,000
 1.58        3,380,000
 1.59        3,360,000
  1.6        3,350,000
 1.61        3,280,000
 1.62        3,280,000
 1.63        3,210,000
 1.64        3,200,000
 1.65        3,010,000
 1.66        2,980,000
 1.67        2,720,000
 1.68        2,680,000
 1.69        2,640,000
  1.7        2,580,000
 1.71        2,560,000
 1.72        2,430,000
 1.73        2,400,000
 1.74        2,250,000
 1.75        2,250,000
 1.76        2,080,000
 1.77        2,060,000
 1.78        1,780,000
   2       330,250,000       1,944,381.60   23,332,579.25      5.8315           0.010           0.010               0.0005
 2.01       10,320,000
 2.02        9,840,000
 2.03        9,000,000
 2.04        8,400,000
 2.05        8,180,000
 2.06        7,640,000
 2.07        7,180,000
 2.08        6,620,000
 2.09        6,380,000
  2.1        6,150,000
 2.11        5,950,000
 2.12        5,760,000
 2.13        5,640,000
 2.14        5,600,000
 2.15        5,600,000
 2.16        5,440,000
 2.17        5,400,000
 2.18        5,250,000
 2.19        5,120,000
  2.2        5,040,000
 2.21        4,940,000
 2.22        4,870,000
 2.23        4,860,000
 2.24        4,830,000
 2.25        4,800,000
 2.26        4,730,000
 2.27        4,650,000
 2.28        4,650,000
 2.29        4,610,000
  2.3        4,580,000
 2.31        4,430,000
 2.32        4,430,000
 2.33        4,380,000
 2.34        4,320,000
 2.35        4,280,000
 2.36        4,240,000
 2.37        3,900,000
 2.38        3,810,000
 2.39        3,800,000
  2.4        3,740,000
 2.41        3,700,000
 2.42        3,640,000
 2.43        3,600,000
 2.44        3,560,000
 2.45        3,450,000
 2.46        3,430,000
 2.47        3,360,000
 2.48        3,320,000
 2.49        3,320,000
  2.5        3,180,000
 2.51        3,150,000
 2.52        3,120,000
 2.53        3,080,000
 2.54        3,020,000
 2.55        3,000,000
 2.56        3,000,000
 2.57        3,000,000
 2.58        2,910,000
 2.59        2,880,000
  2.6        2,820,000
 2.61        2,640,000
 2.62        2,640,000
 2.63        2,640,000
 2.64        2,560,000
 2.65        2,540,000
 2.66        2,410,000
 2.67        2,400,000
 2.68        2,400,000
 2.69        2,360,000
  2.7        2,320,000
 2.71        2,240,000
 2.72        2,220,000
 2.73        2,080,000
 2.74        2,080,000
 2.75        2,080,000
 2.76        1,920,000
 2.77        1,730,000
 2.78        1,680,000
 2.79        1,410,000
   3       280,000,000       1,361,655.56   16,339,866.72      5.7400           0.010           0.010               0.0005
           136,000,000         829,336.94    9,952,043.23     Various
   6        36,170,000         219,959.89    2,639,518.66      6.1330           0.010           0.010               0.0005
 6.01        9,539,000
 6.02        6,857,000
 6.03        6,494,000
 6.04        5,763,000
 6.05        3,928,000
 6.06        3,589,000
   7        34,330,000         208,770.33    2,505,244.01      6.1330           0.010           0.010               0.0005
 7.01       15,760,000
 7.02        4,547,000
 7.03        3,825,000
 7.04        3,812,000
 7.05        3,756,000
 7.06        2,630,000
   8        33,500,000         203,722.87    2,444,674.46      6.1330           0.010           0.010               0.0005
 8.01        9,017,000
 8.02        4,614,000
 8.03        4,571,000
 8.04        4,105,000
 8.05        2,455,000
 8.06        2,184,000
 8.07        1,992,000
 8.08        1,693,000
 8.09        1,547,000
  8.1        1,322,000
   9        32,000,000         196,883.84    2,362,606.10      6.2430           0.010           0.010               0.0005
 9.01        4,902,000
 9.02        4,821,000
 9.03        4,120,000
 9.04        4,078,000
 9.05        3,661,000
 9.06        2,786,000
 9.07        2,715,000
 9.08        2,265,000
 9.09        1,984,000
  9.1          668,000
  11       115,000,000         553,405.56    6,640,866.72      5.6800           0.010           0.010               0.0005
  13        65,000,000         321,825.83    3,861,909.96      5.8440           0.010           0.010               0.0005
 13.01      56,000,000
 13.02       9,000,000
  20        35,200,000         194,342.04    2,332,104.48      5.7290           0.010           0.010               0.0005
 20.01       9,295,000
 20.02       7,967,000
 20.03       6,383,000
 20.04       5,376,000
 20.05       3,064,000
 20.06         890,000
 20.07         890,000
 20.08         445,000
 20.09         445,000
 20.1          445,000
  21        33,000,000         201,028.12    2,412,337.43      6.5730           0.010           0.010               0.0005
  22        32,000,000         199,031.81    2,388,381.71      6.3460           0.010           0.010               0.0005
  34        22,500,000         108,789.69    1,305,476.28      5.7070                           0.010               0.0005
  48        18,400,000         111,910.98    1,342,931.71      6.5590           0.010           0.010               0.0005
  52        17,400,000          96,782.96    1,161,395.47      5.7910           0.010           0.010               0.0005
  53        17,200,000         100,156.11    1,201,873.32      5.7300           0.010           0.010               0.0005
 53.01       8,835,368
 53.02       8,364,632
  54        17,160,000          84,714.87    1,016,578.44      5.8270           0.010           0.010               0.0005
  55        17,000,000          96,066.15    1,152,793.80      5.9240           0.010           0.010               0.0005
  58        15,600,000          86,646.50    1,039,758.03      5.7790           0.010           0.010               0.0005
  60        15,000,000          73,911.67      886,940.04      5.8160           0.010           0.010               0.0005
  61        15,000,000          92,669.99    1,112,039.88      6.2820           0.010           0.010               0.0005
  66        14,000,000          70,810.83      849,729.96      5.9700           0.010           0.010               0.0005
  68        13,000,000          60,697.54      728,370.48      5.5110           0.010           0.010               0.0005
  80        10,300,000          59,179.84      710,158.03      6.0650           0.010           0.010               0.0005
  82        10,300,000          61,071.79      732,861.53      6.3360           0.010           0.010               0.0005
  83        10,226,000          61,784.20      741,410.40      6.0720           0.010           0.010               0.0005
  84        10,150,000          56,214.00      674,568.02      5.7550           0.010           0.010               0.0005
 84.01       8,376,185
 84.02       1,773,815
  102        8,500,000          50,280.71      603,368.52      5.8750           0.010           0.010               0.0005
  103        8,400,000          41,426.12      497,113.44      5.8210           0.010           0.010               0.0005
  104        8,250,000          48,102.84      577,234.08      5.7420           0.010           0.010               0.0005
  108        7,470,000          47,831.23      573,974.75      6.6250           0.010           0.010               0.0005
  112        7,330,000          45,065.35      540,784.20      6.2360           0.010           0.010               0.0005
112.01       5,640,000
112.02       1,690,000
  115        7,000,000          38,327.97      459,935.64      5.6600           0.010           0.010               0.0005
  116        7,000,000          44,567.75      534,812.95      5.8750           0.010           0.010               0.0005
  118        6,900,000          41,329.07      495,948.83      5.9910           0.010           0.010               0.0005
  124        6,400,000          38,128.80      457,545.60      5.9410           0.010           0.010               0.0005
  125        6,330,000          37,452.43      449,429.18      5.8770           0.010           0.010               0.0005
  126        6,250,000          37,898.90      454,786.80      6.1060           0.010           0.010               0.0005
  129        6,080,000          36,468.31      437,619.72      6.0040           0.010           0.010               0.0005
  143        4,780,000          33,784.05      405,408.60      7.0000           0.010           0.010               0.0005
143.01       3,967,400
143.02         812,600
  144        4,775,000          24,123.23      289,478.76      5.9630           0.010           0.010               0.0005
  147        4,700,000          29,363.85      352,366.20      5.6780           0.010           0.010               0.0005
  149        4,600,000          26,173.16      314,077.88      5.5190           0.010           0.010               0.0005
  151        4,500,000          28,766.40      345,196.83      6.6090           0.010           0.010               0.0005
  161        4,080,000          24,347.55      292,170.60      6.3920           0.010           0.010               0.0005
  162        4,000,000          24,689.63      296,275.57      6.3750           0.010           0.010               0.0005
  164        4,000,000          28,271.17      339,254.01      7.0000           0.010           0.010               0.0005
  172        3,800,000          23,150.67      277,808.04      6.1500           0.010           0.010               0.0005
172.01       1,600,000
172.02         920,000
172.03         640,000
172.04         640,000
  196        2,400,000          14,097.36      169,168.32      5.8100           0.010           0.010               0.0005
  202        2,300,000          14,296.22      171,554.64      5.6250           0.010           0.010               0.0005
  211        2,100,000          12,311.12      147,733.44      5.7920           0.010           0.010               0.0005
  257        1,300,000           7,609.59       91,315.08      5.7780           0.010           0.010               0.0005
  267          960,000           4,653.89       55,846.68      5.7220           0.010           0.010               0.0005

                                     NET                                    MONTHLY
          SUB SERVICIN    ADMIN.   MORTGAGE                                 PAYMENT                      MATURITY/
LOAN #      FEE RATE       FEE %    RATE %    ACCRUAL TYPE     TERM          DATE         REM. TERM       ARD DATE
---------------------------------------------------------------------------------------------------------------------

   1                      0.0205    5.81100   Actual/360        120            8             118             6/8/2017
 1.01
 1.02
 1.03
 1.04
 1.05
 1.06
 1.07
 1.08
 1.09
  1.1
 1.11
 1.12
 1.13
 1.14
 1.15
 1.16
 1.17
 1.18
 1.19
  1.2
 1.21
 1.22
 1.23
 1.24
 1.25
 1.26
 1.27
 1.28
 1.29
  1.3
 1.31
 1.32
 1.33
 1.34
 1.35
 1.36
 1.37
 1.38
 1.39
  1.4
 1.41
 1.42
 1.43
 1.44
 1.45
 1.46
 1.47
 1.48
 1.49
  1.5
 1.51
 1.52
 1.53
 1.54
 1.55
 1.56
 1.57
 1.58
 1.59
  1.6
 1.61
 1.62
 1.63
 1.64
 1.65
 1.66
 1.67
 1.68
 1.69
  1.7
 1.71
 1.72
 1.73
 1.74
 1.75
 1.76
 1.77
 1.78
   2                      0.0205    5.81100   Actual/360        120            8             118             6/8/2017
 2.01
 2.02
 2.03
 2.04
 2.05
 2.06
 2.07
 2.08
 2.09
  2.1
 2.11
 2.12
 2.13
 2.14
 2.15
 2.16
 2.17
 2.18
 2.19
  2.2
 2.21
 2.22
 2.23
 2.24
 2.25
 2.26
 2.27
 2.28
 2.29
  2.3
 2.31
 2.32
 2.33
 2.34
 2.35
 2.36
 2.37
 2.38
 2.39
  2.4
 2.41
 2.42
 2.43
 2.44
 2.45
 2.46
 2.47
 2.48
 2.49
  2.5
 2.51
 2.52
 2.53
 2.54
 2.55
 2.56
 2.57
 2.58
 2.59
  2.6
 2.61
 2.62
 2.63
 2.64
 2.65
 2.66
 2.67
 2.68
 2.69
  2.7
 2.71
 2.72
 2.73
 2.74
 2.75
 2.76
 2.77
 2.78
 2.79
   3                      0.0205    5.71950   Actual/360        60             8             58              6/8/2012
                               0    0.00000   Actual/360         0             8              0              Various
   6                      0.0205    6.11250   Actual/360        132            8             131             7/8/2018
 6.01
 6.02
 6.03
 6.04
 6.05
 6.06
   7                      0.0205    6.11250   Actual/360        132            8             131             7/8/2018
 7.01
 7.02
 7.03
 7.04
 7.05
 7.06
   8                      0.0205    6.11250   Actual/360        132            8             131             7/8/2018
 8.01
 8.02
 8.03
 8.04
 8.05
 8.06
 8.07
 8.08
 8.09
  8.1
   9                      0.0205    6.22250   Actual/360        144            8             143             7/8/2019
 9.01
 9.02
 9.03
 9.04
 9.05
 9.06
 9.07
 9.08
 9.09
  9.1
  11                      0.0205    5.65950   Actual/360        60             8             58              6/8/2012
  13                      0.0205    5.82350   Actual/360        120            8             120             8/8/2017
 13.01
 13.02
  20                      0.0205    5.70850   Actual/360        120            8             118             6/8/2017
 20.01
 20.02
 20.03
 20.04
 20.05
 20.06
 20.07
 20.08
 20.09
 20.1
  21                      0.0205    6.55250   Actual/360        120            8             120             8/8/2017
  22                      0.0205    6.32550   Actual/360        120            8             119             7/8/2017
  34            0.0300    0.0405    5.66650   Actual/360        120            8             118             6/8/2017
  48                      0.0205    6.53850   Actual/360        120            8             119             7/8/2017
  52                      0.0205    5.77050   Actual/360        120            8             119             7/8/2017
  53                      0.0205    5.70950   30/360            120            8             119             7/8/2017
 53.01
 53.02
  54                      0.0205    5.80650   Actual/360        60             8             58              6/8/2012
  55                      0.0205    5.90350   Actual/360        84             8             82              6/8/2014
  58                      0.0205    5.75850   Actual/360        120            8             119             7/8/2017
  60                      0.0205    5.79550   Actual/360        60             8             57              5/8/2012
  61                      0.0205    6.26150   Actual/360        120            8             119             7/8/2017
  66                      0.0205    5.94950   Actual/360        120            8             118             6/8/2017
  68                      0.0205    5.49050   Actual/360        120            8             118             6/8/2017
  80                      0.0205    6.04450   Actual/360        60             8             58              6/8/2012
  82                      0.0205    6.31550   Actual/360        120            8             120             8/8/2017
  83                      0.0205    6.05150   Actual/360        120            8             118             6/8/2017
  84                      0.0205    5.73450   Actual/360        120            8             119             7/8/2017
 84.01
 84.02
  102                     0.0205    5.85450   Actual/360        120            8             119             7/8/2017
  103                     0.0205    5.80050   Actual/360        120            8             117             5/8/2017
  104                     0.0205    5.72150   Actual/360        120            8             118             6/8/2017
  108                     0.0205    6.60450   Actual/360        120            8             120             8/8/2017
  112                     0.0205    6.21550   Actual/360        120            8             118             6/8/2017
112.01
112.02
  115                     0.0205    5.63950   Actual/360        120            8             118             6/8/2017
  116                     0.0205    5.85450   Actual/360        120            8             117             5/8/2017
  118                     0.0205    5.97050   Actual/360        120            8             119             7/8/2017
  124                     0.0205    5.92050   Actual/360        120            8             117             5/8/2017
  125                     0.0205    5.85650   Actual/360        120            8             119             7/8/2017
  126                     0.0205    6.08550   Actual/360        120            8             119             7/8/2017
  129                     0.0205    5.98350   Actual/360        120            8             119             7/8/2017
  143                     0.0205    6.97950   Actual/360        120            8             120             8/8/2017
143.01
143.02
  144                     0.0205    5.94250   Actual/360        120            8             118             6/8/2017
  147                     0.0205    5.65750   Actual/360        120            8             119             7/8/2017
  149                     0.0205    5.49850   Actual/360        120            8             119             7/8/2017
  151                     0.0205    6.58850   Actual/360        120            8             119             7/8/2017
  161                     0.0205    6.37150   Actual/360        120            8             120             8/8/2017
  162                     0.0205    6.35450   Actual/360        120            5             119             7/5/2017
  164                     0.0205    6.97950   Actual/360        120            8             119             7/8/2017
  172                     0.0205    6.12950   Actual/360        120            8             118             6/8/2017
172.01
172.02
172.03
172.04
  196                     0.0205    5.78950   Actual/360        120            8             118             6/8/2017
  202                     0.0205    5.60450   Actual/360        120            8             118             6/8/2017
  211                     0.0205    5.77150   Actual/360        120            8             118             6/8/2017
  257                     0.0205    5.75750   Actual/360        120            8             118             6/8/2017
  267                     0.0205    5.70150   Actual/360        120            8             118             6/8/2017

         AMORT                                                    ARD            ENVIRONMENTAL        CROSS       CROSS
LOAN #    TERM    REM. AMORT   TITLE TYPE       ARD LOAN        STEP UP            INSURANCE        DEFAULTED     COLLATERALIZED
---------------------------------------------------------------------------------------------------------------------------------

   1      360        360       Fee                                                     No
 1.01                          Fee                                                     No
 1.02                          Fee                                                     No
 1.03                          Fee                                                     No
 1.04                          Fee                                                     No
 1.05                          Fee                                                     No
 1.06                          Fee                                                     No
 1.07                          Fee                                                     No
 1.08                          Fee                                                     No
 1.09                          Fee                                                     No
  1.1                          Fee                                                     No
 1.11                          Fee                                                     No
 1.12                          Fee                                                     No
 1.13                          Fee                                                     No
 1.14                          Fee                                                     No
 1.15                          Fee                                                     No
 1.16                          Fee                                                     No
 1.17                          Fee                                                     No
 1.18                          Fee                                                     No
 1.19                          Fee                                                     No
  1.2                          Fee                                                     No
 1.21                          Fee                                                     No
 1.22                          Fee                                                     No
 1.23                          Fee                                                     No
 1.24                          Fee                                                     No
 1.25                          Fee                                                     No
 1.26                          Fee                                                     No
 1.27                          Fee                                                     No
 1.28                          Fee                                                     No
 1.29                          Fee                                                     No
  1.3                          Fee                                                     No
 1.31                          Fee                                                     No
 1.32                          Fee                                                     No
 1.33                          Fee                                                     No
 1.34                          Fee                                                     No
 1.35                          Fee                                                     No
 1.36                          Fee                                                     No
 1.37                          Fee                                                     No
 1.38                          Fee                                                     No
 1.39                          Fee                                                     No
  1.4                          Fee                                                     No
 1.41                          Fee                                                     No
 1.42                          Fee                                                     No
 1.43                          Fee                                                     No
 1.44                          Fee                                                     No
 1.45                          Fee                                                     No
 1.46                          Fee                                                     No
 1.47                          Fee                                                     No
 1.48                          Fee                                                     No
 1.49                          Fee                                                     No
  1.5                          Fee                                                     No
 1.51                          Fee                                                     No
 1.52                          Fee                                                     No
 1.53                          Fee                                                     No
 1.54                          Fee                                                     No
 1.55                          Fee                                                     No
 1.56                          Fee                                                     No
 1.57                          Fee                                                     No
 1.58                          Fee                                                     No
 1.59                          Fee                                                     No
  1.6                          Fee                                                     No
 1.61                          Fee                                                     No
 1.62                          Fee                                                     No
 1.63                          Fee                                                     No
 1.64                          Fee                                                     No
 1.65                          Fee                                                     No
 1.66                          Fee                                                     No
 1.67                          Fee                                                     No
 1.68                          Fee                                                     No
 1.69                          Fee                                                     No
  1.7                          Fee                                                     No
 1.71                          Fee                                                     No
 1.72                          Fee                                                     No
 1.73                          Fee                                                     No
 1.74                          Fee                                                     No
 1.75                          Fee                                                     No
 1.76                          Fee                                                     No
 1.77                          Fee                                                     No
 1.78                          Fee                                                     No
   2      360        360       Fee                                                     No
 2.01                          Fee                                                     No
 2.02                          Fee                                                     No
 2.03                          Fee                                                     No
 2.04                          Fee                                                     No
 2.05                          Fee                                                     No
 2.06                          Fee                                                     No
 2.07                          Fee                                                     No
 2.08                          Fee                                                     No
 2.09                          Fee                                                     No
  2.1                          Fee                                                     No
 2.11                          Fee                                                     No
 2.12                          Fee                                                     No
 2.13                          Fee                                                     No
 2.14                          Fee                                                     No
 2.15                          Fee                                                     No
 2.16                          Fee                                                     No
 2.17                          Fee                                                     No
 2.18                          Fee                                                     No
 2.19                          Fee                                                     No
  2.2                          Fee                                                     No
 2.21                          Fee                                                     No
 2.22                          Fee                                                     No
 2.23                          Fee                                                     No
 2.24                          Fee                                                     No
 2.25                          Fee                                                     No
 2.26                          Fee                                                     No
 2.27                          Fee                                                     No
 2.28                          Fee                                                     No
 2.29                          Fee                                                     No
  2.3                          Fee                                                     No
 2.31                          Fee                                                     No
 2.32                          Fee                                                     No
 2.33                          Fee                                                     No
 2.34                          Fee                                                     No
 2.35                          Fee                                                     No
 2.36                          Fee                                                     No
 2.37                          Fee                                                     No
 2.38                          Fee                                                     No
 2.39                          Fee                                                     No
  2.4                          Fee                                                     No
 2.41                          Fee                                                     No
 2.42                          Fee                                                     No
 2.43                          Fee                                                     No
 2.44                          Fee                                                     No
 2.45                          Fee                                                     No
 2.46                          Fee                                                     No
 2.47                          Fee                                                     No
 2.48                          Fee                                                     No
 2.49                          Fee                                                     No
  2.5                          Fee                                                     No
 2.51                          Fee                                                     No
 2.52                          Fee                                                     No
 2.53                          Fee                                                     No
 2.54                          Fee                                                     No
 2.55                          Fee                                                     No
 2.56                          Fee                                                     No
 2.57                          Fee                                                     No
 2.58                          Fee                                                     No
 2.59                          Fee                                                     No
  2.6                          Fee                                                     No
 2.61                          Fee                                                     No
 2.62                          Fee                                                     No
 2.63                          Fee                                                     No
 2.64                          Fee                                                     No
 2.65                          Fee                                                     No
 2.66                          Fee                                                     No
 2.67                          Fee                                                     No
 2.68                          Fee                                                     No
 2.69                          Fee                                                     No
  2.7                          Fee                                                     No
 2.71                          Fee                                                     No
 2.72                          Fee                                                     No
 2.73                          Fee                                                     No
 2.74                          Fee                                                     No
 2.75                          Fee                                                     No
 2.76                          Fee                                                     No
 2.77                          Fee                                                     No
 2.78                          Fee                                                     No
 2.79                          Fee                                                     No
   3       0          0        Fee                                                     No
           0          0        Fee              Yes                      2             No
   6      360        359       Fee              Yes                      2             No
 6.01                          Fee                                                     No
 6.02                          Fee                                                     No
 6.03                          Fee                                                     No
 6.04                          Fee                                                     No
 6.05                          Fee                                                     No
 6.06                          Fee                                                     No
   7      360        359       Fee              Yes                      2             No
 7.01                          Fee                                                     No
 7.02                          Fee                                                     No
 7.03                          Fee                                                     No
 7.04                          Fee                                                     No
 7.05                          Fee                                                     No
 7.06                          Fee                                                     No
   8      360        359       Fee              Yes                      2             No
 8.01                          Fee                                                     No
 8.02                          Fee                                                     No
 8.03                          Fee                                                     No
 8.04                          Fee                                                     No
 8.05                          Fee                                                     No
 8.06                          Fee                                                     No
 8.07                          Fee                                                     No
 8.08                          Fee                                                     No
 8.09                          Fee                                                     No
  8.1                          Fee                                                     No
   9      360        359       Fee              Yes                      2             No
 9.01                          Fee                                                     No
 9.02                          Fee                                                     No
 9.03                          Fee                                                     No
 9.04                          Fee                                                     No
 9.05                          Fee                                                     No
 9.06                          Fee                                                     No
 9.07                          Fee                                                     No
 9.08                          Fee                                                     No
 9.09                          Fee                                                     No
  9.1                          Fee                                                     No
  11       0          0        Fee                                                     No
  13       0          0        Fee                                                     No
 13.01                         Fee                                                     No
 13.02                         Fee                                                     No
  20      420        420       Fee/Leasehold                                           No
 20.01                         Fee/Leasehold                                           No
 20.02                         Fee                                                     No
 20.03                         Fee                                                     No
 20.04                         Fee                                                     No
 20.05                         Fee                                                     No
 20.06                         Fee                                                     No
 20.07                         Fee                                                     No
 20.08                         Fee                                                     No
 20.09                         Fee/Leasehold                                           No
 20.1                          Fee                                                     No
  21      420        420       Fee                                                     No
  22      360        359       Fee/Leasehold                                           No
  34       0          0        Fee                                                     No
  48      420        419       Fee                                                     No
  52      420        420       Fee/Leasehold                                           No
  53      360        360       Fee                                                     No
 53.01                         Fee                                                     No
 53.02                         Fee                                                     No
  54       0          0        Fee                                                     No
  55      420        420       Leasehold                                               No
  58      420        420       Fee                                                     No
  60       0          0        Fee                                                     No
  61      360        359       Fee/Leasehold                                           No
  66       0          0        Fee                                                     No
  68       0          0        Fee                                                     No
  80      420        420       Fee                                                     No
  82      420        420       Fee                                                     No
  83      360        360       Fee                                                     No
  84      420        419       Fee                                                     No
 84.01                         Fee                                                     No
 84.02                         Fee                                                     No
  102     360        359       Fee                                                     No
  103      0          0        Fee                                                     No
  104     360        360       Fee                                                     No
  108     360        360       Fee                                                     No
  112     360        360       Fee                                                     No
112.01                         Fee                                                     No
112.02                         Fee                                                     No
  115     420        420       Fee                                                     No
  116     300        297       Fee                                                     No
  118     360        359       Fee                                                     No
  124     360        360       Fee                                                     No
  125     360        360       Fee                                                     No
  126     360        360       Fee                                                     No
  129     360        360       Fee/Leasehold                                           No
  143     300        300       Fee                                                     No
143.01                         Fee                                                     No
143.02                         Fee                                                     No
  144      0          0        Leasehold                                               No
  147     300        299       Fee                                                     No
  149     360        360       Fee                                                     No
  151     360        359       Fee                                                     No
  161     420        420       Fee                                                     No
  162     372        371       Fee                                                     No
  164     300        299       Fee                                                     No
  172     360        358       Fee                                                     No
172.01                         Fee                                                     No
172.02                         Fee                                                     No
172.03                         Fee                                                     No
172.04                         Fee                                                     No
  196     360        360       Fee                                                     No
  202     300        298       Fee                                                     No
  211     360        360       Fee                                                     No
  257     360        360       Fee                                                     No
  267      0          0        Fee                                                     No

          PARTIAL                                                                                  UPFRONT             UPFRONT
         DEFEASANCE   LETTER OF                      LOCKBOX               HOLDBACK              ENGINEERING            CAPEX
LOAN #    ALLOWED     CREDIT                           TYPE                 AMOUNT               RESERVE ($)         RESERVE ($)
----------------------------------------------------------------------------------------------------------------------------------

   1        Yes                   Hard                                                                424,364
 1.01
 1.02
 1.03
 1.04
 1.05
 1.06
 1.07
 1.08
 1.09
  1.1
 1.11
 1.12
 1.13
 1.14
 1.15
 1.16
 1.17
 1.18
 1.19
  1.2
 1.21
 1.22
 1.23
 1.24
 1.25
 1.26
 1.27
 1.28
 1.29
  1.3
 1.31
 1.32
 1.33
 1.34
 1.35
 1.36
 1.37
 1.38
 1.39
  1.4
 1.41
 1.42
 1.43
 1.44
 1.45
 1.46
 1.47
 1.48
 1.49
  1.5
 1.51
 1.52
 1.53
 1.54
 1.55
 1.56
 1.57
 1.58
 1.59
  1.6
 1.61
 1.62
 1.63
 1.64
 1.65
 1.66
 1.67
 1.68
 1.69
  1.7
 1.71
 1.72
 1.73
 1.74
 1.75
 1.76
 1.77
 1.78
   2        Yes                   Hard                                                                309,041
 2.01
 2.02
 2.03
 2.04
 2.05
 2.06
 2.07
 2.08
 2.09
  2.1
 2.11
 2.12
 2.13
 2.14
 2.15
 2.16
 2.17
 2.18
 2.19
  2.2
 2.21
 2.22
 2.23
 2.24
 2.25
 2.26
 2.27
 2.28
 2.29
  2.3
 2.31
 2.32
 2.33
 2.34
 2.35
 2.36
 2.37
 2.38
 2.39
  2.4
 2.41
 2.42
 2.43
 2.44
 2.45
 2.46
 2.47
 2.48
 2.49
  2.5
 2.51
 2.52
 2.53
 2.54
 2.55
 2.56
 2.57
 2.58
 2.59
  2.6
 2.61
 2.62
 2.63
 2.64
 2.65
 2.66
 2.67
 2.68
 2.69
  2.7
 2.71
 2.72
 2.73
 2.74
 2.75
 2.76
 2.77
 2.78
 2.79
   3                              Hard
            Yes                   Soft                                                                421,213              199,367
   6        Yes                   Soft
 6.01
 6.02
 6.03
 6.04
 6.05
 6.06
   7        Yes                   Soft
 7.01
 7.02
 7.03
 7.04
 7.05
 7.06
   8        Yes                   Soft
 8.01
 8.02
 8.03
 8.04
 8.05
 8.06
 8.07
 8.08
 8.09
  8.1
   9        Yes                   Soft
 9.01
 9.02
 9.03
 9.04
 9.05
 9.06
 9.07
 9.08
 9.09
  9.1
  11                              Hard
  13        Yes                                                                                                            477,449
 13.01
 13.02
  20        Yes                                                                                        70,643              150,000
 20.01
 20.02
 20.03
 20.04
 20.05
 20.06
 20.07
 20.08
 20.09
 20.1
  21                              Hard
  22
  34                                                                             300,000
  48                                                                                                  228,244
  52                  Yes
  53                              None at Closing, Springing Hard                                      25,208
 53.01
 53.02
  54                                                                                                    4,000               47,582
  55
  58                                                                                                   65,621
  60
  61                              Hard
  66                  Yes                                                                              36,358               29,617
  68                                                                                                                        31,621
  80                              Hard
  82
  83                              Hard
  84
 84.01
 84.02
  102                             Hard
  103                                                                                                                       36,300
  104
  108                             Hard                                                                127,000
  112                                                                                                 207,098
112.01
112.02
  115                             None at Closing, Springing Hard                                      26,600
  116                             Soft at Closing, Springing Hard
  118                             None at Closing, Springing Hard                                      78,000
  124
  125                             None at Closing, Springing Hard
  126                                                                            840,000
  129
  143                                                                                                 400,000
143.01
143.02
  144                             Hard
  147
  149
  151
  161
  162
  164                             Hard
  172       Yes
172.01
172.02
172.03
172.04
  196
  202
  211
  257
  267                             Hard

               UPFRONT        UPFRONT           UPFRONT         UPFRONT         MONTHLY           MONTHLY                 MONTHLY
                TI/LC          RE TAX             INS.           OTHER           CAPEX             CAPEX                   TI/LC
LOAN #       RESERVE ($)    RESERVE ($)       RESERVE ($)     RESERVE ($)     RESERVE ($)     RESERVE CAP ($)           RESERVE ($)
------------------------------------------------------------------------------------------------------------------------------------

   1                          2,664,654         1,663,555                         172,553
 1.01
 1.02
 1.03
 1.04
 1.05
 1.06
 1.07
 1.08
 1.09
  1.1
 1.11
 1.12
 1.13
 1.14
 1.15
 1.16
 1.17
 1.18
 1.19
  1.2
 1.21
 1.22
 1.23
 1.24
 1.25
 1.26
 1.27
 1.28
 1.29
  1.3
 1.31
 1.32
 1.33
 1.34
 1.35
 1.36
 1.37
 1.38
 1.39
  1.4
 1.41
 1.42
 1.43
 1.44
 1.45
 1.46
 1.47
 1.48
 1.49
  1.5
 1.51
 1.52
 1.53
 1.54
 1.55
 1.56
 1.57
 1.58
 1.59
  1.6
 1.61
 1.62
 1.63
 1.64
 1.65
 1.66
 1.67
 1.68
 1.69
  1.7
 1.71
 1.72
 1.73
 1.74
 1.75
 1.76
 1.77
 1.78
   2                          2,430,923         1,407,291          75,000         148,720
 2.01
 2.02
 2.03
 2.04
 2.05
 2.06
 2.07
 2.08
 2.09
  2.1
 2.11
 2.12
 2.13
 2.14
 2.15
 2.16
 2.17
 2.18
 2.19
  2.2
 2.21
 2.22
 2.23
 2.24
 2.25
 2.26
 2.27
 2.28
 2.29
  2.3
 2.31
 2.32
 2.33
 2.34
 2.35
 2.36
 2.37
 2.38
 2.39
  2.4
 2.41
 2.42
 2.43
 2.44
 2.45
 2.46
 2.47
 2.48
 2.49
  2.5
 2.51
 2.52
 2.53
 2.54
 2.55
 2.56
 2.57
 2.58
 2.59
  2.6
 2.61
 2.62
 2.63
 2.64
 2.65
 2.66
 2.67
 2.68
 2.69
  2.7
 2.71
 2.72
 2.73
 2.74
 2.75
 2.76
 2.77
 2.78
 2.79
   3
                              1,101,000            77,111         836,775
   6
 6.01
 6.02
 6.03
 6.04
 6.05
 6.06
   7
 7.01
 7.02
 7.03
 7.04
 7.05
 7.06
   8
 8.01
 8.02
 8.03
 8.04
 8.05
 8.06
 8.07
 8.08
 8.09
  8.1
   9
 9.01
 9.02
 9.03
 9.04
 9.05
 9.06
 9.07
 9.08
 9.09
  9.1
  11
  13           1,636,010        417,083           110,740          93,750           9,875                                    25,000
 13.01
 13.02
  20                            136,491
 20.01
 20.02
 20.03
 20.04
 20.05
 20.06
 20.07
 20.08
 20.09
 20.1
  21                            188,545            50,531                           3,142
  22             400,000                           12,328                           1,512
  34                            110,761           103,400         300,000
  48                             29,075            13,048          22,500             817               29,412                3,500
  52                                                            1,370,000           3,100               37,200
  53             200,000         78,833                                             1,251
 53.01
 53.02
  54                             66,198            12,249         680,000           2,045
  55             444,500        134,501            13,800                           1,609                                     2,778
  58                             63,729                            50,680           1,067
  60             250,000         91,143                                             1,339               32,132                6,694
  61                             28,960            83,194       1,700,000             902               21,653
  66               2,500        185,004             1,129       1,000,000             637
  68                             51,759             2,684                           1,581               88,523                4,750
  80              50,000          6,577                         1,000,000           1,714                                     4,167
  82                             25,123            31,453                           2,750               66,000
  83
  84                             55,825             2,656       1,050,000             366                                     1,667
 84.01
 84.02
  102                            94,500            13,433          70,612                                                     3,115
  103                            61,260                                             4,839              232,000
  104                            13,952            24,455
  108             76,200         13,262            11,594         629,125
  112             90,000         50,129                            30,000             876               21,032
112.01
112.02
  115             95,327         53,459             6,577                             949               11,390
  116                            45,316            13,659                           9,251
  118                            91,273               632          10,000                                                     6,250
  124             75,000         27,390             4,661                             648                                     3,125
  125                                                             192,207
  126             40,000                            1,034         840,000             579                                     3,333
  129            374,389                            3,994         550,000             520                                     1,732
  143                            29,426             9,782         150,000             933
143.01
143.02
  144
  147                            17,917             5,069                           1,196               43,061
  149                            39,173             4,410                           3,083
  151                            30,540               974         300,000             400                                     2,000
  161             90,000         21,851               581                             278                6,672                3,000
  162                            64,560             9,904                           3,000
  164                            17,459
  172                            19,439             1,409          67,050           1,250
172.01
172.02
172.03
172.04
  196             70,000          8,216             3,354
  202
  211                             4,705             4,784
  257                             6,231             4,383
  267

                    MONTHLY                MONTHLY              MONTHLY         MONTHLY
                     TI/LC                 RE TAX                INS.            OTHER               GRACE           GRACE
LOAN #          RESERVE CAP ($)          RESERVE ($)          RESERVE ($)     RESERVE ($)           TO LATE        TO DEFAULT
-----------------------------------------------------------------------------------------------------------------------------

   1                                         380,665              184,839                                 0                 0
 1.01
 1.02
 1.03
 1.04
 1.05
 1.06
 1.07
 1.08
 1.09
  1.1
 1.11
 1.12
 1.13
 1.14
 1.15
 1.16
 1.17
 1.18
 1.19
  1.2
 1.21
 1.22
 1.23
 1.24
 1.25
 1.26
 1.27
 1.28
 1.29
  1.3
 1.31
 1.32
 1.33
 1.34
 1.35
 1.36
 1.37
 1.38
 1.39
  1.4
 1.41
 1.42
 1.43
 1.44
 1.45
 1.46
 1.47
 1.48
 1.49
  1.5
 1.51
 1.52
 1.53
 1.54
 1.55
 1.56
 1.57
 1.58
 1.59
  1.6
 1.61
 1.62
 1.63
 1.64
 1.65
 1.66
 1.67
 1.68
 1.69
  1.7
 1.71
 1.72
 1.73
 1.74
 1.75
 1.76
 1.77
 1.78
   2                                         347,275              156,366                                 0                 0
 2.01
 2.02
 2.03
 2.04
 2.05
 2.06
 2.07
 2.08
 2.09
  2.1
 2.11
 2.12
 2.13
 2.14
 2.15
 2.16
 2.17
 2.18
 2.19
  2.2
 2.21
 2.22
 2.23
 2.24
 2.25
 2.26
 2.27
 2.28
 2.29
  2.3
 2.31
 2.32
 2.33
 2.34
 2.35
 2.36
 2.37
 2.38
 2.39
  2.4
 2.41
 2.42
 2.43
 2.44
 2.45
 2.46
 2.47
 2.48
 2.49
  2.5
 2.51
 2.52
 2.53
 2.54
 2.55
 2.56
 2.57
 2.58
 2.59
  2.6
 2.61
 2.62
 2.63
 2.64
 2.65
 2.66
 2.67
 2.68
 2.69
  2.7
 2.71
 2.72
 2.73
 2.74
 2.75
 2.76
 2.77
 2.78
 2.79
   3                                                                                                      0                 0
                                                                                                          0                 0
   6                                                                                                      0                 0
 6.01
 6.02
 6.03
 6.04
 6.05
 6.06
   7                                                                                                      0                 0
 7.01
 7.02
 7.03
 7.04
 7.05
 7.06
   8                                                                                                      0                 0
 8.01
 8.02
 8.03
 8.04
 8.05
 8.06
 8.07
 8.08
 8.09
  8.1
   9                                                                                                      0                 0
 9.01
 9.02
 9.03
 9.04
 9.05
 9.06
 9.07
 9.08
 9.09
  9.1
  11                                                                                                      0                 0
  13                  1,600,000               59,583               15,820                                 0                 0
 13.01
 13.02
  20                                          45,497                                                      0                 0
 20.01
 20.02
 20.03
 20.04
 20.05
 20.06
 20.07
 20.08
 20.09
 20.1
  21                                          37,709                4,594                                 0                 0
  22                    200,000               13,622                6,164                                 0                 0
  34                                          18,460               10,352                                 0                 0
  48                    150,000               14,538                3,262                                 0                 0
  52                                          15,500                                                      0                 0
  53                                          15,767                                                      0                 0
 53.01
 53.02
  54                                          16,550                2,450                                 0                 0
  55                    200,000               33,625                1,851                                 0                 0
  58                                          15,932                                                      0                 0
  60                    160,662               22,786               20,669                                 0                 0
  61                                          14,480               13,866                                 0                 0
  66                                          15,417                1,129                                 0                 0
  68                    200,000               10,352                1,342                                 0                 0
  80                    100,000                6,577                4,182                                 0                 0
  82                                           5,025                3,495                                 0                 0
  83                                                                                                      0                 0
  84                     40,000                9,304                  885                                 0                 0
 84.01
 84.02
  102                                         10,500                6,717                                 0                 0
  103                                                                                                     0                 0
  104                                          6,976                2,223                                 0                 0
  108                                          4,421                2,899                                 0                 0
  112                    90,000               16,710                                                      0                 0
112.01
112.02
  115                                         10,692                3,288                                 0                 0
  116                                          7,553                1,518                                 0                 0
  118                   225,000               22,818                  632                                 0                 0
  124                   150,000                6,930                1,165                                 0                 0
  125                                                                                                     0                 0
  126                    75,000                7,084                1,034                                 0                 0
  129                                          9,188                1,997                                 0                 0
  143                                          2,943                2,445                                 0                 0
143.01
143.02
  144                                                                                                     0                 0
  147                                          8,958                  461                                 0                 0
  149                                          6,529                4,410                                 0                 0
  151                    72,000                4,363                  974                                 0                 0
  161                    90,000                2,428                  291                                 0                 0
  162                                         10,760                2,476                                 3                 3
  164                                          8,730                                                      0                 0
  172                                          3,240                1,409                                 0                 0
172.01
172.02
172.03
172.04
  196                                          4,108                  305                                 0                 0
  202                                                                                                     0                 0
  211                                          2,353                  435                                 0                 0
  257                                          3,116                  398                                 0                 0
  267                                                                                                     0                 0

                                  SCHEDULE III

                               MERS MORTGAGE LOANS

------------------------------------------------------------------------------------
      MERS NUMBER                   PROPERTY NAME                      POOL
------------------------------------------------------------------------------------

 1    MERS - 8000101-0000005977-3   Mann and Sylmar Biomedical Parks   MLMT 2007-C1
------------------------------------------------------------------------------------
 2    MERS 8000101-0000006447-6     U-Haul SAC 14                      MLMT 2007-C1
------------------------------------------------------------------------------------
 3    MERS - 8000101-0000004897-4   University West Apartments         MLMT 2007-C1
------------------------------------------------------------------------------------
 4    MERS 8000101-0000006447-6     U-Haul SAC 17                      MLMT 2007-C1
------------------------------------------------------------------------------------
 5    MERS 8000101-0000006447-6     U-Haul SAC 15                      MLMT 2007-C1
------------------------------------------------------------------------------------
 6    MERS - 8000101-0000005976-5   FIDM Los Angeles                   MLMT 2007-C1
------------------------------------------------------------------------------------
 7    MERS 8000101-0000006447-6     U-Haul SAC 16                      MLMT 2007-C1
------------------------------------------------------------------------------------
 8    MERS - 8000101-0000005552-4   Kapaa Quarry Industrial Complex    MLMT 2007-C1
------------------------------------------------------------------------------------
 9    MERS - 8000101-0000005925-2   Huntington Park Retail             MLMT 2007-C1
------------------------------------------------------------------------------------
 10   MERS - 8000101-0000005983-1   Sunrise Fountain Apartments        MLMT 2007-C1
------------------------------------------------------------------------------------
 11   MERS 8000101-0000005628-2     Azusa Center                       MLMT 2007-C1
------------------------------------------------------------------------------------
 12   MERS - 8000101-0000005758-7   Malibu Vista Plaza                 MLMT 2007-C1
------------------------------------------------------------------------------------
 13   MERS - 8000101-0000005718-1   North Bay Centre                   MLMT 2007-C1
------------------------------------------------------------------------------------
 14   MERS 8000101-0000006082-1     Gander Mountain                    MLMT 2007-C1
------------------------------------------------------------------------------------
 15   MERS 8000101-0000005699-3     Lakewood Ranch                     MLMT 2007-C1
------------------------------------------------------------------------------------
 16   MERS 8000101-0000005860-1     Germantown Garden Apartments       MLMT 2007-C1
------------------------------------------------------------------------------------
 17   MERS 8000101-0000005791-8     815 Middle Ground Boulevard        MLMT 2007-C1
------------------------------------------------------------------------------------
 18   MERS - 8000101-0000005806-4   Cedar Cliff                        MLMT 2007-C1
------------------------------------------------------------------------------------
 19   MERS 8000101-0000005555-7     Hilton Garden Inn - Fort Wayne     MLMT 2007-C1
------------------------------------------------------------------------------------
 20   MERS - 8000101-0000005879-1   North Shore Office                 MLMT 2007-C1
------------------------------------------------------------------------------------
 21   MERS 8000101-0000005590-4     Towne Centre North                 MLMT 2007-C1
------------------------------------------------------------------------------------
 22   MERS - 8000101-0000005737-1   Bryant Portfolio                   MLMT 2007-C1
------------------------------------------------------------------------------------
 23   MERS - 8000101-0000005873-4   Bailey Brothers Shoppes            MLMT 2007-C1
------------------------------------------------------------------------------------
 24   MERS - 8000101-0000005786-8   ZYA Merrimack                      MLMT 2007-C1
------------------------------------------------------------------------------------

                                    EXHIBIT A

                   FREE WRITING PROSPECTUS DATED JULY 27, 2007

                      Merrill Lynch Mortgage Trust 2007-C1

            The information in this material clarifies, updates or modifies certain of the information contained in the free writing prospectus, dated July
16, 2007 (the "7/16/07 FWP") and the preliminary structural and collateral term sheet, dated July 13, 2007.

            Collateral Updates:

            Six mortgage loans have been removed from the mortgage pool. They are identified on the file attached to this material captioned "MLMT 07-C1 Annex
Changes".

            With respect to the DRA/Colonial Office Portfolio loan (loan number
4), the related borrower's interest in one of the nineteen constituent properties, known as the Peachtree Street, is comprised of a condominium interest for approximately 92% of the related units. The condominium association owns an adjacent parking garage that services the Peach Street property but the parking garage is neither a current common element of the condominium regime nor collateral for the DRA/Colonial Office Portfolio loan. The holder of the mortgage lien on the parking garage has agreed, however, that it will not take any enforcement action while the DRA/Colonial Office Portfolio loan is outstanding and its lien will be extinguished in the event of a foreclosure of the DRA/Colonial Office Portfolio loan.

            With respect to the DRA/Colonial Office Portfolio loan (loan number
4), the $153,684,437 future advance contemplated by the loan documents has now been funded.

            With respect to the Och-Ziff Retail Portfolio loan (loan number 5) , the largest tenant, Ian Stewart and Ken Gillich d/b/a America's Custom Design
Center ("America's Custom"), at Colonial Promenade Hunter's Creek (one of the 11
mortgaged properties securing the Och-Ziff Retail Portfolio loan) (the "Center")
has vacated its premises. Before America's Custom vacated its premises, the
Center was 100% occupied and the Och-Ziff Retail Portfolio was 94.8% occupied, and, as of the date hereof, the Center is 52.6% occupied and the Och-Ziff Retail
Portfolio is 90.1% occupied. Colonial Properties Trust, an Alabama real estate investment trust ("CPT Reit") (NYSE:CLP), which entity owns an indirect interest in the Och-Ziff Retail Portfolio borrower, has provided a guaranty in favor of the Och-Ziff Retail Portfolio borrower pursuant to which CPT Reit guaranteed lease payments (in the amount that is due under the lease executed by America's
Custom) with respect to the vacated premises through September 30, 2011. No assurance can be given that CPT Reit will perform its obligations under the guarantee if and when ca lled upon to do so.

            With respect to the Mann & Sylmar Biomedical Parks loan (loan number
13), historic monitoring since 2002 of groundwater impacted by volatile organic compounds shows a general trend of stable or declining concentrations. An April
2007 site remediation closure strategy states that, based on information provided by the Regional Water Quality Control Board (RWQCB), the mortgaged real property is appropriate for site closure. The site remediation closure strategy recommends implementation of a land use restriction prohibiting the use of groundwater for potable or irrigation purposes. A Phase I environmental site assessment performed on June 1, 2007 recommends annual review of regulatory files at the RWQCB until such time that site closure is granted. The related mortgage loan seller has not received notification that the RWQCB has granted site closure or that the RWQCB is not requiring active remediation.

            With respect to the Lindbergh Plaza loan (loan number 94), the local jurisdiction has notified Home Depot, anchor tenant at the mortgaged property, that the tenant's operation of an outdoor sales area constitutes a zoning violation. While the tenant is seeking to obtain the necessary permits for such operations, there is no assurance that such permits will be granted, or that the inability of the tenant to conduct such sales would not materially adversely affect the tenant and the related mortgage loan.

            With respect to the Hawthorn Suites Naples loan (loan number 114)
the loan allows for future mezzanine debt with a maximum combined LTV of 75% and a minimum combined DSCR of 1.20x

            With respect to the Melrose Ave. Retail loan (loan number 252), which was determined to be likely to experience a probable maximum loss of approximately 22% of the estimated replacement cost of the improvements, the related borrower was not required to maintain earthquake insurance.

            18 of the mortgaged real properties, which represent security for approximately 3.8% of the initial mortgage pool balance and approxim ately 2.1%
of the initial loan group 1 balance, and approximately 7.2% of the initial loan group 2 balance, are secured by student housing facilities or multifamily properties predominantly rented by students.

            Capmark Finance Inc. is anticipated to be a sub-servicer for mortgage loans aggregating more than 10%, but less than 20%, of the initial mortgage pool balance.

            Please see the attached file captioned "MLMT 07-C1 Annex Changes"
for additional modifications to mortgage loan information in the 7/16/07 FWP

            <<MLMT 07-C1 Annex Changes.xls>>

            Free Writing Prospectus Legend

            The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-142235) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the
SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 866-500-5408.

            Information in this material regarding any assets backing any securities discussed herein supersedes all prior contrary information regarding such assets.

            This material is for your information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. or Morgan Stanley &
Co. Incorporated (the "Underwriters") is soliciting any action based upon it.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation of issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).

            Any legends, disclaimers or other notices that may appear in the text of, at the bottom of, or attached to, an email communication to which this material may have been attached, that are substantially similar to or in the nature of the following are not applicable to these materials and should be disregarded:

            (i) disclaimers regarding accuracy or completeness of the
information contained herein or restrictions as to reliance on the information contained herein by investors;

            (ii) disclaimers of responsibility or liability;

            (iii) statements requiring investors to read or acknowledge that they have read or understand the registration statement or any disclaimers or legends;

            (iv) language indicating that this communication is neither a prospectus nor an offer to sell or a solicitation or an offer to buy;

            (v) statements that this information is privileged, confidential or otherwise restricted as to use or reliance; and

            (vi) legends that information contained in these materials will be superseded or changed by the final prospectus, if the final prospectus is not delivered until after the date of the contract for sale.

            Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

MLMT 2007-C1
7/23/2007

               LOANS THAT HAVE BEEN REMOVED FROM THE MORTGAGE POOL
LOAN NUMBER 41    1447 2nd Street                                    7,900,000
LOAN NUMBER 42    11860 Wilshire Boulevard                           6,400,000
LOAN NUMBER 43    1441 4th Street                                    5,250,000
LOAN NUMBER 178   Covington Square                                   3,300,000
LOAN NUMBER 200   Royal Coach Village MHP                            2,300,000
LOAN NUMBER 213   Walgreens - Swansboro, NC                          2,080,000

ANNEX A-1 TO THE 7/16/07 FWP IS HEREBY AMENDED WITH RESPECT TO THE REVISED
CHARACTERISTICS SET FORTH BELOW:

LOAN
NUMBER  LOAN NAME                          CHARACTERISTIC                         7/23/07 FWP VALUE                7/16/07 FWP VALUE

5.00    Och - Ziff Retail Portfolio        Occupancy %                                         90.1                             94.8
5.06    Colonial Promenade Hunter's Creek  Occupancy %                                         52.6                              100
5.06    Colonial Promenade Hunter's Creek  Largest Tenant Name                               Publix      Ian Stewart and Ken Gillich
                                                                                                       d/b/a America's Custom Design
                                                                                                                              Center
5.06    Colonial Promenade Hunter's Creek  Largest Tenant Unit Size                       56,000.00                           107806
5.06    Colonial Promenade Hunter's Creek  Largest Tenant Lease Expiration               11/18/2012                        9/30/2011
5.06    Colonial Promenade Hunter's Creek  2nd Largest Tenant Name                    Frank's Place                     Publix #0427
5.06    Colonial Promenade Hunter's Creek  2nd Largest Tenant Unit Size                       7,700                           56,000
5.06    Colonial Promenade Hunter's Creek  2nd Largest Tenant Lease Expiration           12/31/2011                       11/18/2012
5.06    Colonial Promenade Hunter's Creek  3rd Largest Tenant Name                         Crispers                    Frank's Place
5.06    Colonial Promenade Hunter's Creek  3rd Largest Tenant Unit Size                       5,400                            7,700
5.06    Colonial Promenade Hunter's Creek  3rd Largest Tenant Lease Expiration           10/31/2015                       12/31/2011
13.00   Mann & Sylmar Biomedical Parks     Appraised Value                              108,500,000                      102,000,000
13.00   Mann & Sylmar Biomedical Parks     Maturity LTV                                        59.9                             63.7
13.00   Mann & Sylmar Biomedical Parks     Cut-Off Date LTV                                    59.9                             63.7
13.01   Mann Biomedical Park               Appraised Value                               86,500,000                       80,000,000
21.00   FIDM Los Angeles                   UW DSCR                                             1.20                             1.19
21.00   FIDM Los Angeles                   UW Revenues                                    4,765,002                        4,767,472
21.00   FIDM Los Angeles                   UW Expenses                                    1,658,381                        1,684,179
21.00   FIDM Los Angeles                   UW NCF                                         2,895,595                        2,872,266
21.00   FIDM Los Angeles                   UW NOI                                         3,106,621                        3,083,293
82.00   Forest Meadow Apartments           Annual P&I Debt Service                          732,861                          737,419
82.00   Forest Meadow Apartments           Maturity/ARD Balance                           9,883,574                        9,889,373
82.00   Forest Meadow Apartments           Maturity LTV                                        74.3                             74.4
82.00   Forest Meadow Apartments           Interest Rate                                     6.3360                           6.3900
82.00   Forest Meadow Apartments           Original Prepayment Provision        LO(24),Def(93),O(3)        LO(24),DeforYM1%(93),O(3)
                                           (Payments)

                                      -62-

LOAN
NUMBER  LOAN NAME                          CHARACTERISTIC                         7/23/07 FWP VALUE                7/16/07 FWP VALUE

94.00   Lindbergh Plaza                    Annual P&I Debt Service                          586,454                          562,135
94.00   Lindbergh Plaza                    Interest Rate                                     6.2700                           6.0100
94.00   Lindbergh Plaza                    UW DSCR                                             1.20                             1.22
94.00   Lindbergh Plaza                    UW Revenues                                    1,094,395                        1,078,769
94.00   Lindbergh Plaza                    UW Expenses                                      366,168                          365,699
94.00   Lindbergh Plaza                    UW NCF                                           702,506                          687,349
94.00   Lindbergh Plaza                    UW NOI                                           728,227                          713,070
108.00  815 Middle Ground Boulevard        Annual P&I Debt Service                          573,975                          579,736
108.00  815 Middle Ground Boulevard        Maturity/ARD Balance                           6,450,448                        6,486,708
108.00  815 Middle Ground Boulevard        Maturity LTV                                        56.1                             56.4
108.00  815 Middle Ground Boulevard        Cut-Off Date Balance                           7,470,000                        7,500,000
108.00  815 Middle Ground Boulevard        Interest Rate                                     6.6250                           6.6830
108.00  815 Middle Ground Boulevard        Original Balance                               7,470,000                        7,500,000
108.00  815 Middle Ground Boulevard        UW DSCR                                             1.35                             1.34
143.00  Bryant Portfolio                   Original Prepayment Provision        LO(24),Def(95),O(1)              LO(24),Def(93),O(3)
                                           (Payments)
161.00  Cottonwood Crest                   Annual P&I Debt Service                          292,171                          288,098
161.00  Cottonwood Crest                   Maturity/ARD Balance                           3,917,429                        3,912,214
161.00  Cottonwood Crest                   Maturity LTV                                        76.8                             76.7
161.00  Cottonwood Crest                   Interest Rate                                     6.3920                           6.2700
161.00  Cottonwood Crest                   Original Prepayment Provision        LO(24),Def(93),O(3)        LO(24),DeforYM1%(93),O(3)
                                           (Payments)
161.00  Cottonwood Crest                   UW DSCR                                             1.27                             1.28
199.00  Walgreens - Jasper, IN             Annual P&I Debt Service                          147,653                          148,832
199.00  Walgreens - Jasper, IN             Interest Rate                                     6.2600                           6.3100
199.00  Walgreens - Jasper, IN             UW DSCR                                             1.36                             1.34

                                      -63-